                                              Registration No. 333-
                                              Investment Company Act No. 811-266

                    U.S. SECURITIES AND EXCHANGE COMMISSION,
                             Washington, D.C. 20549

                                    FORM N-2

[X]       REGISTRATION STATEMENT UNDER SECURITIES ACT OF 1933

[ ]       Pre-Effective Amendment No._______

[ ]       Post-Effective Amendment No._______
                                      and/or

[X]       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

[X]       Amendment No. 27


               Exact Name of Registrant as Specified in Charter:

                          TRI-CONTINENTAL CORPORATION

Address of Principal Executive Offices (Number, Street, City, State, Zip Code):
                   100 Park Avenue, New York, New York 10017

              Registrant's Telephone Number, including Area Code:
                        (212) 850-1864 or (800) 221-2450


 Name and Address (Number, Street, City, State, Zip Code) of Agent for Service:
                              Frank J. Nasta, Esq.,
                    100 Park Avenue, New York, New York 10017


                 Approximate Date of Proposed Public Offering:

As soon as practicable after the effective date of this Registration Statement.


If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. [X]


        Calculation of Registration Fee Under the Securities Act of 1933

                                       Proposed Maximum        Proposed Maximum
Title of Securities     Amount Being    Offering Price            Aggregate            Amount of
Being Registered         Registered        per Unit              Offering Price     Registration Fee
----------------------------------------------------------------------------------------------------
   Common Stock
   $.50 par value         2,000,000       $29.7813               $59,562,600        $17,570.97*

* A credit of $17,074.24 remains from prior year.


The Registration Statement shall become effective hereafter in accordance with
Section 8(a) of the Securities Act of 1933.

                           TRI-CONTINENTAL CORPORATION
                              CROSS REFERENCE SHEET
                             Pursuant to Rule 495(a)

Form N-2-Part A                                      Prospectus Caption
-------------------                                  -------------------
Item No.
--------
 1.  Outside Front Cover                             Outside Front Cover of the Prospectus

 2.  Inside Front and Outside Back Cover Page        Inside Front and Outside Back
                                                     Cover Page of Prospectus

 3.  Fee Table and Synopsis                          Summary of Corporation Expenses;
                                                     Prospectus Summary

 4.  Financial Highlights                            Financial Highlights

 5.  Plan of Distribution                            Not Applicable

 6.  Selling Shareholders                            Not Applicable

 7.  Use of Proceeds                                 Description of Investment Plans and
                                                     Other Services - Method of Purchase

 8.  General Description of the Registrant           Prospectus Summary; The Corporation;
                                                     Investment and Other Policies; Trading
                                                     and Net Asset Value Information
                                                     Concerning Tri-Continental Corporation
                                                     Common Stock

 9.  Management                                      Management of the Corporation;
                                                     Description of Investment Plans and
                                                     Other Services; Back Cover Page of
                                                     Prospectus

10. Capital Stock, Long-Term Debt, and Other         Description of Capital Stock;
    Securities                                       Description of Warrants;
                                                     Dividend Policy and Taxes; Description
                                                     of Investment Plans and Other Services;
                                                     Capitalization at March 31, 1998

11.  Defaults and Arrears on Senior Securities       Not Applicable

12.  Legal Proceedings                               Not Applicable

13.  Table of Contents of the Statement              Table of Contents of the Statement of Additional
     of Additional Information                       Information

                           TRI-CONTINENTAL CORPORATION
                        CROSS REFERENCE SHEET (continued)
                             Pursuant to Rule 495(a)

Form N-2-Part B                                      Statement of Additional Information Caption
---------------                                      -------------------------------------------
Item No.
--------
14.  Cover Page                                    Cover Page of the Statement of Additional Information

15.  Table of Contents                             Cover Page of the Statement of Additional Information

16.  General Information and History               Appendix

17.  Investment Objectives and Policies            Additional Investment Objectives and Policies

18.  Management                                    Directors and Officers

19.  Control Persons and Principal Holders         Directors and Officers - Holdings of Preferred Stock,
     of Securities                                 Common Stock and Warrants

20.  Investment Advisory and Other Services        Directors and Officers - Holdings of
                                                   Preferred Stock, Common Stock and
                                                   Warrants; Management; Experts;
                                                   Custodian, Stockholder Service Agent
                                                   and Dividend Paying Agent

21.  Brokerage Allocation and Other Practices      Brokerage Commissions

22.  Tax Status                                    Additional Investment Objectives and Policies

23.  Financial Statements                          Incorporation of Financial Statements
                                                   by Reference

                          Tri-Continental Corporation
                        AN INVESTMENT YOU CAN LIVE WITH

                                  May 1, 1998

                                100 Park Avenue
                               New York, NY 10017
                     New York City Telephone (212) 850-1864
     Toll-Free Telephone (800) 874-1092 -- all continental United States For Retirement Plan Information -- Toll-Free Telephone (800) 445-1777

     Tri-Continental Corporation (the 'Corporation') is a diversified, closed-end investment company -- a publicly traded investment fund. The Corporation's Common Stock is traded on the New York Stock Exchange under the symbol 'TY.'

     The Corporation invests primarily for the longer term, and over the years the Corporation's objective has been to produce future growth of both capital and income while providing reasonable current income. Common stocks have made up the bulk of investments. However, assets may be held in cash or invested in all types of securities. See 'Investment and Other Policies.' No assurance can be given that the Corporation's investment objective will be realized. The Corporation's Investment Manager is J. & W. Seligman & Co. Incorporated.

     This Prospectus applies to all shares of Common Stock purchased pursuant to the Corporation's various Investment Plans. See 'Description of Investment Plans and Other Services.' The shares of Common Stock covered by this Prospectus also may be issued from time to time by the Corporation in connection with the acquisition of the assets of personal holding companies, private investment companies or publicly-owned investment companies. See 'Issuance of Shares in Connection with Acquisitions.'


     This Prospectus sets forth concisely the information that a prospective investor should know about the Corporation before investing. Investors are advised to read this Prospectus carefully and to retain it for future reference. Additional information about the Corporation, including a Statement of Additional Information (the 'SAI'), has been filed with the Securities and Exchange Commission. The SAI is available upon request and without charge by writing or calling the Corporation at the address or telephone numbers listed above. The SAI is dated the same date as this Prospectus and is incorporated herein by reference in its entirety. The table of contents of the SAI appears on page 22 of this Prospectus. In addition, copies of the 1997 Annual Report to Stockholders of the Corporation (the '1997 Annual Report') will be furnished, without charge, to investors requesting copies of the SAI. The 1997 Annual Report contains financial statements of the Corporation for the year ended December 31, 1997 which are incorporated by reference into the SAI.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
 EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES
  AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE
   ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE
                        CONTRARY IS A CRIMINAL OFFENSE.

                               TABLE OF CONTENTS


                                                    PAGE
                                                    ----
Summary of Corporation Expenses..................     2
Prospectus Summary...............................     3
Financial Highlights.............................     4
Capitalization at March 31, 1998.................     7
Trading and Net Asset Value Information
  Concerning Tri-Continental Corporation Common
  Stock..........................................     7
The Corporation..................................     8
Investment and Other Policies....................     8
Management of the Corporation....................    11
Description of Capital Stock.....................    12
Description of Warrants..........................    14
Computation of Net Asset Value...................    14
Dividend Policy and Taxes........................    15
Description of Investment Plans and Other
  Services.......................................    16
Issuance of Shares in Connection with
  Acquisitions...................................    20
Additional Information...........................    21
Table of Contents of the Statement of Additional
  Information....................................    22
Authorization Form for Automatic Dividend
  Investment and Cash Purchase Plan..............    23
Authorization Form for Automatic Check Service...    24


                        SUMMARY OF CORPORATION EXPENSES

     The following table illustrates the expenses and fees that the Corporation expects to incur and that stockholders can expect to bear.


STOCKHOLDER TRANSACTION EXPENSES
     Automatic Dividend Investment and Cash Purchase Plan Fees..........................    (1)
ANNUAL EXPENSES FOR 1997 (AS A PERCENTAGE OF NET ASSETS ATTRIBUTABLE
  TO COMMON STOCK)
     Management Fees....................................................................    .40%
     Other Expenses.....................................................................    .20%
                                                                                           ----
          Total Annual Expenses.........................................................    .60%
                                                                                           ----
                                                                                           ----


------------

(1) Stockholders participating in the Corporation's investment plans pay a maximum $2.00 fee per transaction. See 'Description of Investment Plans and Other Services -- Automatic Dividend Investment and Cash Purchase Plan' for a description of the investment plans and services.

     The purpose of the table above is to assist investors in understanding the various costs and expenses they will bear directly or indirectly. For more complete descriptions of the various costs and expenses, see 'Management of the Corporation' and 'Description of Investment Plans and Other
Services  --  Automatic Dividend Investment and Cash Purchase Plan.'

     The following example illustrates the expenses an investor would pay on a $1,000 investment, assuming a 5% annual return:


                                                          1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                          ------    -------    -------    --------
Tri-Continental Corporation
  Common Stock.........................................     $6        $19        $33        $ 75


     The example does not represent actual or anticipated expenses, which may be greater or less than those shown. Moreover, the Corporation's actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

                               PROSPECTUS SUMMARY

     The following is qualified in its entirety by the more detailed information included elsewhere in this Prospectus.


     The Corporation is a Maryland corporation formed in 1929 by the consolidation of two predecessor corporations. It is registered under the Investment Company Act of 1940, as amended (the '1940 Act'), as a diversified management investment company of the closed-end type. This Prospectus applies to shares of Common Stock of the Corporation. The Corporation invests primarily for the longer term and has no Charter restrictions with respect to such investments. Over the years the Corporation's objective has been to produce future growth of both capital and income while providing reasonable current income. See 'The Corporation.' There can be no assurance that this objective will be attained. While common stocks have made up the bulk of investments, assets may be held in cash or invested in all types of securities in whatever amounts or proportions J. & W. Seligman & Co. Incorporated (the 'Manager') believes best suited to current and anticipated economic and market conditions. These may include repurchase agreements, options, illiquid securities and securities of foreign issuers, each of which could involve certain risks. See 'Investment and Other Policies.' The Corporation's Common Stock is listed on the New York Stock Exchange under the symbol 'TY.' The average weekly trading volume on that and other exchanges during 1997 was 378,536 shares. The Corporation's Common Stock has historically been traded on the market at less than net asset value. As of March 31, 1998, the Corporation had 105,740,345 shares of Common Stock outstanding and net assets attributable to Common Stock of $3,785,427,349.



     The Manager manages the investment of the assets of the Corporation and administers its business and other affairs pursuant to a Management Agreement approved by the Board of Directors and the stockholders of the Corporation. The Manager also serves as manager of seventeen other investment companies which, together with the Corporation, make up the 'Seligman Group.' The aggregate assets of the Seligman Group at March 31, 1998 were approximately $20.2 billion. The Manager also provides investment management or advice to institutional and other accounts having a value at March 31, 1998 of approximately $7.4 billion. The Manager's fee is based in part on the average daily net assets of the Corporation. The management fee rate for 1997 was equivalent to .40% of the Corporation's average daily net investment assets. See 'Management of the Corporation.'



     Shares of Common Stock covered by this Prospectus may be purchased from time to time by Seligman Data Corp., the Plan service agent for Automatic Dividend Investment and Cash Purchase Plans, Individual Retirement Accounts ('IRAs'), Retirement Plans for Self-Employed Individuals, Partnerships and Corporations, the J. & W. Seligman & Co. Incorporated Matched Accumulation Plan and the Seligman Data Corp. Employees' Thrift Plan (collectively, the 'Plans'), as directed by participants, and may be sold from time to time by the Plan service agent for participants in Systematic Withdrawal Plans. See 'Description of Investment Plans and Other Services -- Automatic Dividend Investment and Cash Purchase Plan' and ' -- Systematic Withdrawal Plan.' Shares will be purchased for the Plans on the New York Stock Exchange or elsewhere when the market price of the Common Stock is equal to or less than its net asset value, and any brokerage commissions applicable to such purchases will be charged pro rata to the Plan participants. Shares will be purchased for the Plans from the Corporation at net asset value when the net asset value is lower than the market price, all as more fully described in this Prospectus.

                              FINANCIAL HIGHLIGHTS


     The Corporation's financial highlights for the years presented below have been audited by Deloitte & Touche LLP, independent auditors. This information which is derived from the financial and accounting records of the Corporation should be read in conjunction with the financial statements and notes contained in the 1997 Annual Report which may be obtained from the Corporation as provided on the cover page of this Prospectus.



     'Per share operating performance' data is designed to allow an investor to trace the operating performance, on a per Common share basis, from the beginning net asset value to the ending net asset value so that investors can understand what effect the individual items have on their investment, assuming it was held throughout the year. Generally, the per share amounts are derived by converting the actual dollar amounts incurred for each item, as disclosed in the financial statements, to their equivalent per Common share amount.


                                          PER SHARE OPERATING PERFORMANCE, TOTAL
                                                    (FOR A SHARE OF COMMON STOCK


                                                                ---------------------------------------
                                                                 1997       1996       1995       1994
                                                                ------     ------     ------     ------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year..........................    $29.28     $27.58     $23.70     $27.49
                                                                ------     ------     ------     ------
Net investment income*......................................       .60        .68        .74        .83
Net realized and unrealized investment gain (loss)..........      6.94       4.84       6.14      (1.69)
Net realized and unrealized gain (loss) from foreign
  currency transactions.....................................      (.17)      (.02)       .03        .02
                                                                ------     ------     ------     ------
Increase (decrease) from investment operations..............      7.37       5.50       6.91       (.84)
Dividends paid on Preferred Stock...........................      (.02)      (.02)      (.02)      (.03)
Dividends paid on Common Stock..............................      (.60)      (.66)      (.73)      (.79)
Distribution from net gain realized.........................     (3.45)     (2.72)     (2.01)     (1.90)
Issuance of Common Stock in gain distributions..............      (.52)      (.40)      (.27)      (.23)
Issuance of Common Stock from exercise of Rights............        --         --         --         --
Rights offering costs.......................................        --         --         --         --
Issuance of Common Stock upon Warrant exercise**............        --         --         --         --
                                                                ------     ------     ------     ------
Net increase (decrease) in net asset value..................      2.78       1.70       3.88      (3.79)
                                                                ------     ------     ------     ------
Net asset value at end of year..............................    $32.06     $29.28     $27.58     $23.70
                                                                ------     ------     ------     ------
                                                                ------     ------     ------     ------
Adjusted net asset value at end of year**...................    $31.99     $29.22     $27.52     $23.65
Market value, end of year...................................    $26.6875   $24.125    $22.625    $19.875
TOTAL INVESTMENT RETURN FOR YEAR:
Based upon market value.....................................     27.96%     21.98%     27.95%     (5.07)%
Based upon net asset value..................................     26.65%     21.45%     30.80%     (2.20)%
RATIOS AND SUPPLEMENTAL DATA:***
Expenses to average net investment assets...................       .60%       .62%       .63%       .64%
Expenses to average net assets for Common Stock.............       .60%       .63%       .64%       .65%
Net investment income to average net investment assets......      1.80%      2.27%      2.71%      3.08%
Net investment income to average net assets for Common
  Stock.....................................................      1.82%      2.31%      2.75%      3.14%
Portfolio turnover rate.....................................     83.98%     53.96%     62.28%     70.38%
Average commission rate paid................................      $.0385     $.0478
Net investment assets, end of year (000s omitted):
    For Common Stock........................................    $3,391,816 $2,835,026 $2,469,149 $1,994,098
    For Preferred Stock.....................................      37,637     37,637     37,637     37,637
                                                                ---------  ---------- ---------- ----------
Total net investment assets.................................    $3,429,453 $2,872,663 $2,506,786 $2,031,735
                                                                ---------  ---------- ---------- ----------
                                                                ---------  ---------- ---------- ----------


------------
  * Net investment income per share has been calculated by dividing the respective actual amounts for the year by average shares outstanding.

 ** Assumes the exercise of outstanding warrants. Warrant exercise terms were:
    December 30, 1987 to December 29, 1988 -- 7.83 shares at $2.87 per share, December 30, 1988 to December 29, 1989 -- 8.14 shares at $2.76 per share, December 30, 1989 to December 28, 1990 -- 8.81 shares at $2.55 per share, December 29, 1990 to December 27, 1991 -- 9.25 shares at $2.43 per share, December 28, 1991 to November 1, 1992 -- 9.69 shares at $2.32 per share, November 2, 1992 to December 28, 1992 -- 11.07 shares at $2.03 per share, December 29, 1992 to December 28, 1993 -- 11.29 shares at $1.99 per share, December 29, 1993 to December 21, 1994 -- 11.95 shares

     The total investment return based on market value measures the Corporation's performance assuming investors purchased shares of the Corporation at the market value as of the beginning of the year, invested dividends and capital gains paid as provided for in the Corporation's Automatic Dividend Investment and Cash Purchase Plan, and then sold their shares at the closing market value per share on the last day of the year. The computation does not reflect any sales commissions investors may incur in purchasing or selling shares of the Corporation. The total investment return based on net asset value is similarly computed except that the Corporation's net asset value is substituted for the corresponding market value.

     'Average commission rate paid' represents the average commission paid by the Corporation to purchase or sell portfolio securities. It is determined by dividing the total commission dollars paid by the number of shares purchased and sold during the period for which commissions were paid.

INVESTMENT RETURNS, RATIOS AND SUPPLEMENTAL DATA
OUTSTANDING THROUGHOUT EACH YEAR)


    YEAR ENDED DECEMBER 31,
    ----------------------------------------------------------------------------
     1993          1992          1991          1990          1989          1988
    ------        ------        ------        ------        ------        ------
    $28.03        $28.57        $24.60        $27.44        $23.55        $23.94
    ------        ------        ------        ------        ------        ------
       .83           .81           .81           .81           .88           .84
      1.46          1.19          5.79         (1.05)         6.78          1.01

        --            --            --            --            --            --
    ------        ------        ------        ------        ------        ------
      2.29          2.00          6.60          (.24)         7.66          1.85
      (.03)         (.03)         (.03)         (.03)         (.04)         (.04)
      (.80)         (.78)         (.78)         (.86)         (.84)         (.81)
     (1.80)         (.70)        (1.80)        (1.60)        (2.55)        (1.25)
      (.19)         (.05)         (.02)         (.11)         (.33)         (.14)
        --          (.97)           --            --            --            --
        --          (.01)           --            --            --            --
      (.01)           --            --            --          (.01)           --
    ------        ------        ------        ------        ------        ------
      (.54)         (.54)         3.97         (2.84)         3.89          (.39)
    ------        ------        ------        ------        ------        ------
    $27.49        $28.03        $28.57        $24.60        $27.44        $23.55
    ------        ------        ------        ------        ------        ------
    ------        ------        ------        ------        ------        ------
    $27.42        $27.95        $28.48        $24.52        $27.35        $23.47
    $23.75        $25.50        $27.75        $21.375       $23.00        $19.25
      3.47%          .61%'D'     42.98%         3.46%        37.96%         3.02%
      8.95%         7.42%'D'     27.91%         (.20)%       34.54%         8.58%
       .66%          .67%          .67%          .56%          .55%          .57%
       .67%          .68%          .69%          .57%          .56%          .59%
      2.88%         2.86%         2.90%         3.01%         3.19%         3.33%
      2.94%         2.92%         2.99%         3.07%         3.25%         3.40%
     69.24%        44.35%        49.02%        41.23%        59.87%        67.39%
$2,166,212    $2,088,102    $1,833,664    $1,500,281    $1,594,505    $1,263,848
    37,637        37,637        37,637        37,637        37,637        37,637
$2,203,849    $2,125,739    $1,871,301    $1,537,918    $1,632,142    $1,301,485



    at $1.88 per share, December 22, 1994 to December 27, 1995 -- 12.77 shares at $1.76 per share; December 28, 1995 to July 1, 1996 -- 13.54 shares at $1.66 per share; July 2, 1996 to December 20, 1996 -- 13.79 shares at $1.63 per share; December 21, 1996 to July 1, 1997 -- 14.69 shares at $1.53 per share; July 2, 1997 to December 19, 1997 -- 14.99 shares at $1.50 per share; and subsequently, 16.06 shares at $1.40 per share.

  'D' The total investment returns for 1992 have been adjusted for the effect of the exercise of Rights (equivalent to approximately $0.97 per share), assuming full subscription by Common Stockholders.

*** The ratios of expenses to average net investment assets and net investment income to average net investment assets and to average net assets for Common Stock for all years presented do not reflect the effect of dividends paid to Preferred Stockholders.

SENIOR SECURITIES  --  $2.50 CUMULATIVE PREFERRED STOCK

     The following information is being presented with respect to the Corporation's $2.50 Cumulative Preferred Stock. The first column presents the number of preferred shares outstanding at the end of each of the periods presented. Asset Coverage represents the total amount of net assets of the Corporation in relation to each share of Preferred Stock outstanding as of the end of the respective periods. The involuntary liquidation preference is the amount each share of Cumulative Preferred Stock would be entitled to upon involuntary liquidation of these shares.


                                                                                       AVERAGE
                                                        YEAR-                           DAILY
                                                         END       INVOLUNTARY          MARKET
                                                        ASSET      LIQUIDATION        VALUE PER
                                      TOTAL SHARES    COVERAGE      PREFERENCE     SHARE (EXCLUDING
               YEAR                   OUTSTANDING     PER SHARE     PER SHARE        BANK LOANS)
-----------------------------------   ------------    ---------    ------------    ----------------
1997...............................      752,740      $4,556           $ 50             $35.62
1996...............................      752,740       3,816             50              34.28
1995...............................      752,740       3,330             50              33.37
1994...............................      752,740       2,699             50              34.12
1993...............................      752,740       2,928             50              36.17
1992...............................      752,740       2,824             50              34.97
1991...............................      752,740       2,486             50              31.51
1990...............................      752,740       2,043             50              28.62
1989...............................      752,740       2,168             50              28.61
1988...............................      752,740       1,729             50              28.49


                        CAPITALIZATION AT MARCH 31, 1998



                                                                                                     AMOUNT HELD
                                                                                                          BY
                                                                                                      REGISTRANT
                                                                                                      OR FOR ITS
                      TITLE OF CLASS                            AUTHORIZED         OUTSTANDING         ACCOUNT
----------------------------------------------------------   ----------------    ----------------    ------------
$2.50 Cumulative Preferred Stock,
  $50 par value...........................................     1,000,000 shs.        752,740 shs.     - 0 -  shs.
Common Stock,
  $.50 par value..........................................   129,000,000 shs.*   105,740,345 shs.     - 0 -  shs.
Warrants to purchase
  Common Stock............................................        14,429 wts.         14,429 wts.     - 0 -  wts.


------------


* 231,730 shares of Common Stock were reserved for issuance upon the exercise of outstanding Warrants.


               TRADING AND NET ASSET VALUE INFORMATION CONCERNING
                    TRI-CONTINENTAL CORPORATION COMMON STOCK


     The following table shows the high and low sale prices of the Corporation's Common Stock on the composite tape for issues listed on the New York Stock Exchange, the high and low net asset value and the percentage discount or premium to net asset value per share for each calendar quarter since the beginning of 1996.


                                                                                                        DISCOUNT TO NET
                                             MARKET PRICE                  NET ASSET VALUE                ASSET VALUE
                                             -------------                 ----------------           --------------------
1996                                      HIGH           LOW               HIGH        LOW              HIGH        LOW
-----------------------------------   ------------   ------------          -----      -----           --------    --------
1st Q..............................   24 1/2         22 5/8                29.58      27.32           (17.17)%    (17.19)%
2nd Q..............................   25 1/4         23 3/8                30.32      28.65           (16.72)%    (18.41)%
3rd Q..............................   25             22 1/4                30.07      27.75           (16.86)%    (19.82)%
4th Q..............................   27 1/8         23 1/2                32.17      28.65           (15.68)%    (17.98)%


1997
-----------------------------------
1st Q..............................   26 1/8         23 3/4                31.19      29.05           (16.24)%    (18.24)%
2nd Q..............................   28 1/2         23 1/2                34.33      29.45           (16.98)%    (20.20)%
3rd Q..............................   29 3/4         27 1/16               35.32      33.46           (15.77)%    (19.12)%
4th Q..............................   30 1/2         24 7/8                36.80      31.41           (17.12)%    (20.81)%

1998
-----------------------------------
1st Q..............................   30             25 1/8                35.94      30.98           (16.53)%    (18.90)%



     The Corporation's Common Stock has historically been traded on the market at less than net asset value. The closing market price, net asset value and percentage discount to net asset value per share of the Corporation's Common Stock on March 31, 1998 were $29.5625, $35.80 and (17.42)%, respectively.

                                THE CORPORATION

     The Corporation is a Maryland corporation formed on December 31, 1929, by the consolidation of two predecessor corporations. Since the date of its formation, it has been engaged in business as an investment company. It is registered under the 1940 Act as a diversified, management investment company of the closed-end type and is subject to applicable regulatory and other provisions of that Act. Such registration, of course, does not involve government supervision of management, investment policies or investment practices. As indicated by its financial statements incorporated by reference herein, the Corporation's principal assets, other than cash and receivables, are its portfolio of investment securities.

                         INVESTMENT AND OTHER POLICIES

     The Corporation invests primarily for the longer term and has no Charter restrictions with respect to such investments. Over the years, the Corporation's objective has been to produce future growth of both capital and income while providing reasonable current income. There can be no assurance that this objective will be attained in the future. While common stocks have made up the bulk of investments, assets may be held in cash or invested in all types of securities, that is, in bonds, debentures, notes, preferred and common stocks, rights and warrants (subject to limitations as set forth in the SAI), and other securities, in whatever amounts or proportions the Manager believes best suited to current and anticipated economic and market conditions.

     The management's present investment policies, in respect to which it has freedom of action, are:

          (1) it keeps investments in individual issuers within the limits permitted diversified companies under the 1940 Act (i.e., 75% of its total assets must be represented by cash items, government securities, securities of other investment companies, and securities of other issuers which, at the time of investment, do not exceed 5% of the Corporation's total assets at market value in the securities of any issuer and do not exceed 10% of the voting securities of any issuer);

          (2) it does not make investments with a view to exercising control or management except that it has an investment in Seligman Data Corp.;

          (3) it ordinarily does not invest in other investment companies, but it may purchase up to 3% of the voting securities of such investment companies, provided purchases of securities of a single investment company do not exceed in value 5% of the total assets of the Corporation and all investments in investment company securities do not exceed 10% of total assets; and


          (4) it has no fixed policy with respect to portfolio turnover and purchases and sales in the light of economic, market and investment considerations. The portfolio turnover rates for the ten fiscal years ended December 31, 1997 are shown under 'Financial Highlights.'


The foregoing objective and policies may be changed by management without stockholder approval, unless such a change would change the Corporation's status from a 'diversified' to a 'non-diversified' company under the 1940 Act.

     The Corporation's stated fundamental policies relating to the issuance of senior securities, the borrowing of money, the underwriting of securities of other issuers, the concentration of investments in a particular industry or groups of industries, the purchase or sale of real estate and real estate mortgage loans, the purchase or sale of commodities or commodity contracts, and the making of loans may not be changed without a vote of stockholders. A more detailed description of the Corporation's investment policies, including a list of those restrictions on the Corporation's investment activities which cannot be changed without such a vote, appears in the SAI. Within the limits of these fundamental policies, the management has reserved freedom of action.


     REPURCHASE AGREEMENTS: The Corporation may enter into repurchase agreements with respect to debt obligations which could otherwise be purchased by the Corporation. A repurchase agreement is an instrument under which the Corporation may acquire an underlying debt instrument and simultaneously obtain the commitment of the seller (a commercial bank or a broker or dealer) to repurchase the security at an agreed upon price and date within a number of days (usually not more than seven days from the date of purchase). The value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. The Corporation will make payment for such securities only upon physical delivery or evidence of book transfer to the account of the Corporation's custodian. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon the Corporation's ability to dispose of the underlying securities. The Corporation did not enter into repurchase agreements in 1997.



     ILLIQUID SECURITIES: The Corporation may invest up to 15% of its net investment assets in illiquid securities, including restricted securities (i.e., securities not readily marketable without registration under the Securities Act of 1933, as amended (the '1933 Act')) and other securities that are not readily marketable. The Corporation may purchase restricted securities that can be offered and sold to 'qualified institutional buyers' under the Rule 144A of the 1933 Act, and the Manager, acting pursuant to procedures approved by the Corporation's Board of Directors, may determine, when appropriate, that specific Rule 144A securities are liquid and not subject to the 15% limitation on illiquid securities. Should this determination be made, the Manager will carefully monitor the security (focusing on such factors, among others, as trading activity and availability of information) to determine that the Rule 144A security continues to be liquid. It is not possible to predict with assurance exactly how the market for Rule 144A securities will further evolve. This investment practice could have the effect of increasing the level of illiquidity in the Corporation, if and to the extent that qualified institutional buyers become for a time uninterested in purchasing Rule 144A securities.


     FOREIGN SECURITIES: The Corporation may invest in commercial paper and certificates of deposit issued by foreign banks and may invest in other securities of foreign issuers directly or through American Depositary Receipts ('ADRs'), American Depositary Shares ('ADSs'), European Depositary Receipts ('EDRs') or Global Depositary Receipts ('GDRs') (collectively, 'Depositary Receipts'). Foreign investments may be affected favorably or unfavorably by changes in currency rates and exchange control regulations. There may be less information available about a foreign company than about a U.S. company and foreign companies may not be subject to reporting standards and requirements comparable to those applicable to U.S. companies. Foreign securities may not be as liquid as U.S. securities. Securities of foreign companies may involve greater market risk than securities of U.S. companies, and foreign brokerage commissions and custody fees are generally higher than those in the United States. Investments in foreign securities may also be subject to local economic or political risks, political instability and possible nationalization of issuers. ADRs and ADSs are instruments generally issued by domestic banks or trust companies that represent the deposits of a security of a foreign issuer. ADRs and ADSs may be publicly traded on exchanges or over-the-counter in the United States and are quoted and settled in dollars at a price that generally reflects the dollar equivalent of the home country share price. EDRs and GDRs are typically issued by foreign banks or trust companies and traded in Europe. Depositary Receipts may be issued under sponsored or unsponsored programs. In sponsored programs, the issuer has made arrangements to have its securities traded in the form of a Depositary Receipt. In unsponsored programs, the issuers may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, the issuers of securities represented by unsponsored Depositary Receipts are not obligated to disclose material information in the United States and, therefore, the import of such information may not be reflected in the market value of such receipts. The Corporation may invest up to 10% of its total assets in foreign securities that it holds directly, but this 10% limit does not apply to foreign securities held through Depositary Receipts or to commercial paper and certificates of deposit issued by foreign banks.



     LEVERAGE: Senior securities issued or money borrowed to raise funds for investment have a prior fixed dollar claim on the Corporation's assets and income. Any gain in the value of securities purchased or in income received in excess of the cost of the amount borrowed or interest or dividends payable causes the net asset value of the Corporation's Common Stock or the income available to it to increase more than otherwise would be the case. Conversely, any decline in the value of securities purchased or income received on them to below the asset or income claims of the senior securities or borrowed money causes the net asset value of the Common Stock or income available to it to decline more sharply than would be the case if there were no prior claim. Funds obtained through senior securities or borrowings thus create investment opportunity, but they also increase exposure to risk. This influence ordinarily is called 'leverage.' As of March 31, 1998, the only senior securities of the Corporation outstanding were 752,740 shares of its $2.50 Cumulative Preferred Stock, $50 par value. The Corporation's portfolio requires an annual return of 0.07% in order to cover dividend payments on the Preferred Stock. The following table illustrates the effect of leverage relating to presently outstanding Preferred Stock on the return available to a holder of the Corporation's Common Stock.



Assumed return on portfolio (net of
  expenses)..................................          - 10%          - 5%            0%            5%            10%
Corresponding return to common stockholder...       - 10.15%       - 5.10%       - 0.05%         5.00%         10.05%


     The purpose of the table above is to assist an investor in understanding the effects of leverage. The percentages appearing in the table do not represent actual or anticipated returns, which may be greater or less than those shown.


     YEAR 2000 RISKS: The Corporation is dependent upon service providers and their computer systems for its day-to-day operations, and many of the Corporation's service providers in turn depend upon computer systems of other persons. Many computer systems currently cannot properly recognize or process date sensitive information relating to the year 2000 and beyond. The Manager and the Corporation's custodian have been evaluating the impact the year 2000 issue may have on their computer systems. They expect that any modifications to their computer systems necessary to address the year 2000 issue will be made and tested in a timely manner. They are also working with vendors and other persons whose systems are linked to theirs to obtain satisfactory assurances regarding the year 2000 issue. Seligman Data Corp., which provides certain corporate and stockholder account services to the Corporation at cost, has informed the Corporation that it does not expect that the cost to the Corporation of its services will increase materially as a result of the modifications to its computer systems necessary to prepare for the year 2000. The costs of systems remediation by persons other than

Seligman Data Corp. will not be borne directly by the Corporation. There can be no assurance that the remedial actions taken by the Corporation's service providers will be sufficient or timely. Inadequate remediation could have an adverse effect on the Corporation's operations, including pricing and securities trading and settlement, and the provision of shareholder services.


                         MANAGEMENT OF THE CORPORATION

     THE MANAGER: In accordance with the applicable laws of the State of Maryland, the Board of Directors provides broad supervision over the affairs of the Corporation. Pursuant to a Management Agreement approved by the Board and the stockholders, the Manager manages the investment of the assets of the Corporation and administers its business and other affairs. In that connection, the Manager makes purchases and sales of portfolio securities consistent with the Corporation's investment objectives and policies.

     The Manager also serves as manager of seventeen other investment companies which, together with the Corporation, make up the 'Seligman Group.' These other companies are: Seligman Capital Fund, Inc., Seligman Cash Management Fund, Inc., Seligman Common Stock Fund, Inc., Seligman Communications and Information Fund, Inc., Seligman Frontier Fund, Inc., Seligman Growth Fund, Inc., Seligman Henderson Global Fund Series, Inc., Seligman High Income Fund Series, Seligman Income Fund, Inc., Seligman Municipal Fund Series, Inc. and Seligman Municipal Series Trust, Seligman New Jersey Municipal Fund, Inc., Seligman Pennsylvania Municipal Fund Series, Seligman Portfolios, Inc., Seligman Quality Municipal Fund, Inc., Seligman Select Municipal Fund, Inc., and Seligman Value Fund Series, Inc. The address of the Manager is 100 Park Avenue, New York, NY 10017.

     As compensation for the services performed and the facilities and personnel provided by the Manager, the Corporation pays to the Manager promptly after the end of each month a fee, calculated on each day during such month, equal to the Applicable Percentage of the daily net assets of the Corporation at the close of business on the previous business day. The term 'Applicable Percentage' means the amount (expressed as a percentage and rounded to the nearest one millionth of one percent) obtained by dividing (i) the Fee Amount by (ii) the Fee Base. The term 'Fee Amount' means the sum on an annual basis of:

                     .45 of 1% of the first $4 billion of Fee Base
                     .425 of 1% of the next $2 billion of Fee Base
                     .40 of 1% of the next $2 billion of Fee Base, and .375 of 1% of the Fee Base in excess of $8 billion.

The term 'Fee Base' as of any day means the sum of the net assets at the close of business on the previous day of each of the investment companies registered under the 1940 Act for which the Manager or any affiliated company acts as investment adviser or manager (including the Corporation).

     Charles C. Smith, Jr., a Managing Director of the Manager since January 1, 1994, has been Portfolio Manager for the Corporation since January 1, 1995. Mr. Smith is also Vice President and Portfolio Manager of Seligman Common Stock Fund, Inc. and Seligman Income Fund, Inc., and Vice President of Seligman Portfolios, Inc. ('SPI') and Portfolio Manager of SPI's Seligman Common Stock Portfolio and Seligman Income Portfolio. Mr. Smith joined the Manager in 1985 as Vice President,

Investment Officer and was promoted to Senior Vice President, Senior Investment Officer in August 1992, and to Managing Director in January 1994.


     Odette S. Galli, Senior Vice President, Investment Officer, of the Manager, has served as Co-Portfolio Manager of the Corporation since October 1996. She is also Co-Portfolio Manager of Seligman Common Stock Fund, Inc. and Seligman Common Stock Portfolio of Seligman Portfolios, Inc. Ms. Galli joined the Manager in 1993 as Vice President, Investment Officer.


     The Corporation pays all its expenses other than those assumed by the Manager, including brokerage commissions, fees and expenses of independent attorneys and auditors, taxes and governmental fees, cost of stock certificates, expenses of printing and distributing prospectuses, expenses of printing and distributing reports, notices and proxy materials to stockholders, expenses of printing and filing reports and other documents with governmental agencies, expenses of stockholders' meetings, expenses of corporate data processing and related services, stockholder record keeping and stockholder account services, fees and disbursements of transfer agents and custodians, expenses of disbursing dividends and distributions, fees and expenses of directors of the Corporation not employed by the Manager or its affiliates, insurance premiums and extraordinary expenses such as litigation expenses.

     The Management Agreement provides that it will continue in effect until December 29 of each year if such continuance is approved in the manner required by the 1940 Act (i.e., by a vote of a majority of the Board of Directors or of the outstanding voting securities of the Corporation and by a vote of a majority of Directors who are not parties to the Management Agreement or interested persons of any such party) and if the Manager shall not have notified the Corporation at least 60 days prior to December 29 of any year that it does not desire such continuance. The Management Agreement may be terminated by the Corporation, without penalty, on 60 days' written notice to the Manager and will terminate automatically in the event of its assignment.


     Prior to March 30, 1998, the Manager was party to a Subadvisory Agreement with Seligman Henderson Co. pursuant to which Seligman Henderson Co. agreed to provide investment advisory services to the Fund in respect of foreign assets to the extent requested by the Manager. On March 30, 1998, the Subadvisory Agreement terminated in accordance with its terms. The Manager has no present plans to enter into similar subadvisory arrangements in respect of the Fund.


                          DESCRIPTION OF CAPITAL STOCK


     (a) DIVIDEND RIGHTS: Common Stockholders are entitled to receive dividends only if and to the extent declared by the Board of Directors and only after (i) such provisions have been made for working capital and for reserves as the Board may deem advisable, (ii) full cumulative dividends at the rate of $.625 per share per quarterly dividend period have been paid on the Preferred Stock for all past quarterly periods and have been provided for the current quarterly period, and (iii) such provisions have been made for the purchase or for the redemption (at a price of $55 per share) of the Preferred Stock as the Board may deem advisable. In any event, no dividend may be declared upon the Common Stock unless, at the time of such declaration, the net assets of the Corporation, after deducting the amount of such dividend and the amount of all unpaid dividends declared on the Preferred Stock, shall be at least equal to $100 per outstanding share of Preferred Stock. The equivalent figure was $5,078.86 at March 31, 1998.

     (b) VOTING RIGHTS: The Preferred Stock is entitled to two votes and the Common Stock is entitled to one vote per share at all meetings of stockholders. In the event of a default in payments of dividends on the Preferred Stock equivalent to six quarterly dividends, the Preferred Stockholders are entitled, voting separately as a class to the exclusion of Common Stockholders, to elect two additional directors, such right to continue until all arrearages have been paid and current Preferred Stock dividends are provided for. Notwithstanding any provision of law requiring any action to be taken or authorized by the affirmative vote of the holders of a designated portion of all the shares or of the shares of each class, such action shall be effective if taken or authorized by the affirmative vote of a majority of the aggregate number of the votes entitled to vote thereon, except that a class vote of Preferred Stockholders is also required to approve certain actions adversely affecting their rights. Any change in the Corporation's fundamental policies may also be authorized by the vote of 67% of the votes present at a meeting if the holders of a majority of the aggregate number of votes entitled to vote are present or represented by proxy.


     Consistent with the requirements of Maryland law, the Corporation's Charter provides that the affirmative vote of two-thirds of the aggregate number of votes entitled to be cast thereon shall be necessary to authorize any of the following actions: (i) the dissolution of the Corporation; (ii) a merger or consolidation of the Corporation (in which the Corporation is not the surviving corporation) with (a) an open-end investment company or (b) a closed-end investment company, unless such closed-end investment company's Articles of Incorporation require a two-thirds or greater proportion of the votes entitled to be cast by such company's stock to approve the types of transactions covered by clauses (i) through (iv) of this paragraph; (iii) the sale of all or substantially all of the assets of the Corporation to any person (as such term is defined in the 1940 Act); or (iv) any amendment of the Charter of this Corporation which makes any class of the Corporation's stock a redeemable security (as such term is defined in the 1940 Act) or reduces the two-thirds vote required to authorize the actions listed in this paragraph. This could have the effect of delaying, deferring or preventing changes in control of the Corporation.


     (c) LIQUIDATION RIGHTS: In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, after payment to the Preferred Stockholders of an amount equal to $50 per share plus dividends accrued or in arrears, the Common Stockholders are entitled, to the exclusion of the Preferred Stockholders, to share ratably in all the remaining assets of the Corporation available for distribution to stockholders.

     (d) OTHER PROVISIONS: Common Stockholders do not have preemptive, subscription or conversion rights, and are not liable for further calls or assessments. The Corporation's Board of Directors (other than any directors who may be elected to represent Preferred Stockholders as described above) are classified as nearly as possible into three equal classes with a maximum three year term so that the term of one class of directors expires annually. Such classification provides continuity of experience and stability of management while providing for the election of a portion of the Board of Directors each year. Such classification could have the effect of delaying, deferring or preventing changes in control of the Corporation.

     The Board of Directors may classify or reclassify any unissued stock of any class with or without par value (including Preferred Stock and Common Stock) into one or more classes of preference stock on a parity with, but not having preference or priority over, the Preferred Stock by fixing or altering before the issuance thereof the designations, preferences, voting powers, restrictions and qualifications of, the fixed annual dividends on, the times and prices of redemption, the terms of conversion, the number and/or par value of the shares and other provisions of such stock to the full extent permitted by the laws of Maryland and the Corporation's Charter. Stockholder approval of such action is not required.

                            DESCRIPTION OF WARRANTS


     The Corporation's Charter and Warrant certificates provide that each Warrant represents the right during an unlimited time to purchase one share of Common Stock at a price of $22.48 per share, subject to increase in the number of shares purchasable and adjustment of the price payable pursuant to provisions of the Charter requiring such adjustments whenever the Corporation issues any shares of Common Stock at a price less than the Warrant purchase price in effect immediately prior to issue. Each Warrant presently entitles the holder to purchase 16.06 shares of Common Stock at $1.40 per share. There were 14,429 Warrants outstanding at March 31, 1998. Fractional shares of Common Stock are not issued upon the exercise of Warrants. In lieu thereof, the Corporation issues scrip certificates representing corresponding fractions of the right to receive a full share of Common Stock if exchanged by the end of the second calendar year following issuance or of the proceeds of the sale of a full share if surrendered during the next four years thereafter.


                         COMPUTATION OF NET ASSET VALUE

     Net asset value per share of Common Stock is determined by dividing the current value of the assets of the Corporation less its liabilities and the prior claim of the Preferred Stock by the total number of shares of Common Stock outstanding. Securities owned by the Corporation for which market quotations are readily available are valued at current market value or, in their absence, fair value determined in accordance with procedures approved by the Board of Directors at current market value. Securities traded on national exchanges are valued at the last sales prices, or in their absence and in the case of over-the-counter securities, a mean of bid and asked prices. United Kingdom securities and securities for which there are no recent sales transactions are valued based on quotations provided by primary market makers in such securities. Any securities for which recent market quotations are not readily available are valued at fair value determined in accordance with procedures approved by the Board of Directors. Short-term holdings maturing in 60 days or less are generally valued at amortized cost if their original maturity was 60 days or less. Short-term holdings with more than 60 days remaining to maturity will be valued at current market value until the 61st day prior to maturity, and will then be valued on an amortized cost basis based on the value of such date unless the Board determines that this amortized cost value does not represent fair market value.

     All assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars by a pricing service based upon the mean of the bid and asked prices of such currencies against the U.S. dollar quoted by a major bank which is a regular participant in the institutional foreign exchange markets.


     Net asset value of the Common Stock is determined daily as of the close of regular trading on the New York Stock Exchange (normally, 4:00 p.m. Eastern time) each day the New York Stock Exchange is open for trading.

                           DIVIDEND POLICY AND TAXES

     DIVIDENDS: Dividends are paid quarterly on the Preferred Stock and on the Common Stock in amounts representing substantially all of the net investment income earned each year. Payments on the Preferred Stock are in a fixed amount, but payments on the Common Stock vary in amount, depending on investment income received and expenses of operation. Substantially all of any taxable net gain realized on investments is paid to Common Stockholders at least annually in accordance with requirements under the Internal Revenue Code of 1986, as amended (the 'Code'), and other applicable statutory and regulatory requirements. Unless Seligman Data Corp. is otherwise instructed by a Common Stockholder, dividends on the Common Stock are paid in cash and capital gain distributions are paid in book shares of Common Stock which are entered in a stockholder's Tri-Continental account as 'book credits.' Long-term gain distributions ordinarily are paid in shares of Common Stock, or, at the stockholder's option, 75% in book shares and 25% in cash, or, in the alternative, 100% in cash. Shares distributed in payment of gain distributions are valued at market price or at net asset value, whichever is lower, on the valuation date. Dividends and capital gain distributions will generally be taxable to stockholders in the year in which they are declared by the Corporation if paid before February 1 of the following year. Distributions or dividends received by a stockholder will have the effect of reducing the net asset value of the shares of the Corporation by the amount of such distributions. If the net asset value of shares is reduced below a stockholder's cost by a distribution, the distribution will be taxable as described below even though it is in effect a return of capital.


     TAXES: The Corporation intends to continue to qualify and elect to be treated as a regulated investment company under the Code. As a regulated investment company, the Corporation will generally be exempt from federal income taxes on net investment income and capital gains that it distributes to stockholders provided that at least 90% of its investment income and net short-term capital gains are distributed to stockholders each year.



     Dividends on Common or Preferred Stock representing net investment income and distributions of net short-term capital gains are taxable to stockholders as ordinary income, whether received in cash or invested in additional shares and, to the extent designated as derived from the Corporation's dividend income that would be eligible for the dividends received deduction if the Corporation were not a regulated investment company, they are eligible, subject to certain restrictions, for the 70% dividends received deduction for corporations. Distributions of net capital gain (i.e., the excess of net long-term capital gains over any net short-term capital losses) are taxable as long-term capital gain, whether received in cash or invested in additional shares, regardless of how long shares have been held by the stockholders. Such distributions are not eligible for the dividends received deduction allowed to corporate stockholders. Shareholders receiving distributions in the form of additional shares issued by the Fund will be treated for federal income tax purposes as having received a distribution in an amount equal to the fair market value on the date of distribution of the shares received. Individual stockholders will be subject to federal income tax on net capital gains at a maximum rate of 28% if designated as derived from the Fund's capital gains from distributions of property held for more than one year and at a maximum rate of 20% if designated as derived from the Fund's capital gains from property held for more than eighteen months.


     Any gain or loss realized upon a sale or redemption of Common or Preferred Stock by a stockholder who is not a dealer in securities will generally be treated as a long-term capital gain or loss if the shares have been held for more than one year and otherwise as a short-term capital gain or loss.

Individual shareholders will be subject to federal income tax on net capital gains at a maximum rate of 28% in respect of shares held for more than one year and at a maximum rate of 20% in respect of shares held for more than eighteen months. Net capital gain of a corporate shareholder is taxed at the same rate as ordinary income. However, if shares on which a long-term capital gain distribution has been received are subsequently sold or redeemed and such shares have been held for six months or less, any loss realized will be treated as long-term capital loss to the extent that it offsets the long-term capital gain distribution. No loss will be allowed on the sale or other disposition of shares of the Fund if, within a period beginning 30 days before the date of such sale or disposition and ending 30 days after such date, the holder acquires (such as through the Automatic Dividend Investment and Cash Purchase Plan), or enters into a contract or option to acquire, securities that are substantially identical to the shares of the Fund.


     The Corporation will generally be subject to an excise tax of 4% on the amount by which distributions to stockholders fall short of certain required levels, such that income or gain is not taxable to stockholders in the calendar year in which it was earned by the Corporation. Furthermore, dividends declared in October, November or December payable to stockholders of record on a specified date in such a month and paid in the following January will be treated as having been paid by the Corporation and received by each stockholder in December. Under this rule, therefore, stockholders may be taxed in one year on dividends or distributions actually received in January of the following year.

     The tax treatment of the Corporation and of stockholders under the tax laws of the various states may differ from the federal tax treatment. Stockholders are urged to consult their own tax advisers regarding specific questions as to federal, state or local taxes.

     THE CORPORATION IS REQUIRED TO WITHHOLD AND REMIT TO THE U.S. TREASURY 31% OF TAXABLE DIVIDENDS AND OTHER REPORTABLE PAYMENTS PAID ON AN ACCOUNT IF THE HOLDER OF THE ACCOUNT PROVIDES THE CORPORATION WITH EITHER AN INCORRECT TAXPAYER IDENTIFICATION NUMBER OR NO NUMBER AT ALL OR FAILS TO CERTIFY THAT THE STOCKHOLDER IS NOT SUBJECT TO SUCH WITHHOLDING. STOCKHOLDERS SHOULD BE AWARE THAT, UNDER REGULATIONS PROMULGATED BY THE INTERNAL REVENUE SERVICE, THE CORPORATION MAY BE FINED $50 ANNUALLY FOR EACH ACCOUNT FOR WHICH A CERTIFIED TAXPAYER IDENTIFICATION NUMBER IS NOT PROVIDED. THE CORPORATION MAY CHARGE A SERVICE FEE OF UP TO $50 FOR ACCOUNTS NOT HAVING A CERTIFIED TAXPAYER IDENTIFICATION NUMBER. CERTIFICATES WILL NOT BE ISSUED UNLESS AN ACCOUNT IS CERTIFIED.

               DESCRIPTION OF INVESTMENT PLANS AND OTHER SERVICES

AUTOMATIC DIVIDEND INVESTMENT AND CASH PURCHASE PLAN


     The Automatic Dividend Investment and Cash Purchase Plan is available for any Common stockholder who wishes to purchase additional shares of the Corporation's Common Stock with dividends or other cash payments on shares owned, with cash dividends paid by other corporations in which is owned stock or with cash funds. Details of the services offered under the Plan are given in the Authorization Form appearing in this Prospectus. Under the Plan, stockholders appoint the Corporation as their purchase agent to receive or invest such dividends and cash funds forwarded by stockholders for their accounts in additional shares of the Corporation's Common Stock (after deducting a service charge), as described under 'Method of Purchase' below. Funds forwarded by stockholders under the Plan should be made payable to Tri-Continental Corporation and mailed to Tri-Continental Corporation, P.O. Box 9766, Providence, RI 02940-9766. Checks for investment must be in U.S. dollars drawn on a domestic bank. Credit card convenience checks and third party checks, i.e., checks made payable to a party other than Tri-Continental Corporation may not be used to purchase shares under this Plan. Stockholders should direct all correspondence concerning the Plan to Seligman Data Corp., 100 Park Avenue, New York, NY 10017. At present, a service fee of up to a maximum of $2.00 will be charged for each cash purchase transaction. There is no charge for Automatic Dividend Investment. As of March 31, 1998, 24,709 stockholders, owning 31,426,370 shares of Common Stock, were using the Plan. A stockholder may choose one or more of the services under the Plan and is free to change his choices (or terminate his participation) at any time by notifying Seligman Data Corp. in writing. The Plan may be amended or terminated by written notice to Planholders.


AUTOMATIC CHECK SERVICE

     The Automatic Check Service enables an Automatic Dividend Investment and Cash Purchase Planholder to authorize checks to be drawn on the stockholder's regular checking account at regular intervals for fixed amounts to be invested in additional shares of Common Stock for their account. An Authorization Form to be used to start the Automatic Check Service is included in this Prospectus.

SHARE KEEPING SERVICE


     Any stockholder may send certificates for shares of the Corporation's Common Stock to Seligman Data Corp. to be placed in the stockholder's account. Certificates should be sent to Seligman Data Corp., 100 Park Avenue, New York, NY 10017, with a letter requesting that they be placed in the account. The stockholder should not sign the certificates and they should be sent by certified or registered mail. Return receipt is advisable; however, this may increase mailing time. When a stockholder's certificates are received, the shares will be entered in the stockholder's Tri-Continental account as 'book credits' and shown on the Statement of Account the stockholder receives from Seligman Data Corp. Stockholders using the Share Keeping Service should keep in mind that they must have a stock certificate for delivery to a broker if they wish to sell shares. A certificate will be issued on the stockholder's written request to Seligman Data Corp., usually within two business days of the receipt of the request, and sent to the stockholder. The time it takes for a letter of request to arrive and for a certificate to be delivered by mail should be taken into consideration by stockholders who may choose to use this service.


TAX-DEFERRED RETIREMENT PLANS

     Shares of the Corporation may be purchased for:

           -- Individual Retirement Accounts (IRAs);

           -- Savings Incentive Match Plans for Employees (SIMPLE IRAs);

           -- Simplified Employee Pension Plans (SEPs);

           -- Section 401(k) Plans for corporations and their employees; and

           -- Money Purchase Pension and Profit Sharing Plans for sole proprietorships, partnerships and corporations.

     These types of plans may be established only upon receipt of a written application form. The Corporation may register an IRA investment for which an account application has not been received as on ordinary taxable account.



     For more information, write Retirement Plan Services, Seligman Data Corp., 100 Park Avenue, New York, NY 10017. You may telephone toll-free by dialing
(800) 445-1777 from all continental United States.


     Investors Fiduciary Trust Company ('IFTC') acts as trustee and custodian and performs other related services with respect to the Plans.

J. & W. SELIGMAN & CO. INCORPORATED MATCHED ACCUMULATION PLAN

     The Manager has a Matched Accumulation Plan ('Profit-Sharing Plan') which provides that, through payroll deductions which may be combined with matching contributions and through any profit sharing distribution made by the Manager to the Profit-Sharing Plan, eligible employees of the Manager, Seligman Financial Services, Inc. and Seligman Services, Inc. may designate that the payroll deductions and contributions made by the Manager and invested by the Plan trustee, be invested in certain investment companies for which the Manager serves as investment adviser. One such fund consists of Common Stock of the Corporation purchased by the trustee as described under 'Method of Purchase.'

SELIGMAN DATA CORP. EMPLOYEES' THRIFT PLAN

     Seligman Data Corp. has an Employees' Thrift Plan ('Thrift Plan') which provides a systematic means by which savings, through payroll deductions, of eligible employees of Seligman Data Corp. may be combined with matching contributions made by the company and invested by the Plan trustee, in certain investment companies for which the Manager serves as investment adviser, as designated by the employee. One such fund consists of Common Stock of the Corporation purchased by the trustee as described under 'Method of Purchase.'

METHOD OF PURCHASE

     Purchases will be made by the Corporation from time to time on the New York Stock Exchange or elsewhere to satisfy dividend and cash purchase investments under the Automatic Dividend Investment and Cash Purchase Plan, tax-deferred retirement plans, and the investment plans noted above. Purchases will be suspended on any day when the closing price (or closing bid price if there were no sales) of the Common Stock on the New York Stock Exchange on the preceding trading day was higher than the net asset value per share (without adjustment for the exercise of Warrants remaining outstanding). If on the dividend payable date or the date shares are issuable to stockholders making Cash Purchase investments under the Plan (the 'Issuance Date'), shares previously purchased by the Corporation are insufficient to satisfy dividend or Cash Purchase investments and on the last trading day immediately preceding the dividend payable date or the Issuance Date the closing sale or bid price of the Common Stock is lower than or the same as the net asset value per share, the Corporation will continue to purchase shares until a number of shares sufficient to cover all investments by stockholders has been purchased or the closing sale or bid price of the Common Stock becomes higher than the net asset value, in which case the Corporation will issue the necessary additional shares. If on the last trading date immediately preceding the dividend payable date or Issuance Date, the closing sale or bid price of the Common Stock was higher than the net asset value per share, and if shares of the Common Stock previously purchased on the New York Stock Exchange or elsewhere are insufficient to satisfy dividend or Cash Purchase investments, the Corporation will issue the necessary additional shares from authorized but unissued shares of the Common Stock.

     Shares will be issued on the dividend payable date or the Issuance Date at a price equal to the lower of (i) the closing sale or bid price, plus commission, of the Common Stock on the New York Stock Exchange on the ex-dividend date or Issuance Date or (ii) the greater of the net asset value per share of the Common Stock on such trading day (without adjustment for the exercise of Warrants remaining outstanding) and 95% of the closing sale or bid price of the Common Stock on the New York Stock Exchange on such trading day. In the past, the Common Stock ordinarily has been priced in the market at less than net asset value per share. The Corporation may change the price at which shares of its Common Stock may be purchased from it for the Plans, if the Board of Directors determines it to be desirable, but the Board may not authorize the issuance of shares of Common Stock at a price less than net asset value without prior specific approval of stockholders or of the Securities and Exchange Commission.

     The net proceeds to the Corporation from the sale of any shares of Common Stock to the Plan will be added to its general funds and will be available for additional investments and general corporate purposes. The Manager anticipates that investment of any proceeds, in accordance with the Corporation's investment objective and policies, will take up to thirty days from their receipt by the Corporation, depending on market conditions and the availability of appropriate securities, but in no event will such investment take longer than six months. Pending such investment in accordance with the Corporation's objectives and policies, the proceeds will be held in U.S. Government Securities (which term includes obligations of the United States Government, its agencies or instrumentalities) and other short-term money market instruments.

     Stockholders participating in the Automatic Dividend Investment and Cash Purchase Plan who wish to terminate their participation in the Plan and whose shares are held under the Plan in book credit form may choose to receive a certificate for all or a part of their shares or to have all or a part of their shares sold for them by the Corporation and to retain unsold shares in book credit form or receive a certificate for any shares not sold. Instructions must be signed by all registered stockholders and should be sent to Seligman Data Corp., 100 Park Avenue, New York, NY 10017. Stockholders who elect to have shares sold will receive the proceeds from the sale, less any brokerage commissions. Only participants whose shares are held in book credit form may elect upon termination of their participation in the Plan to have shares sold in the above manner. Whenever the value of the shares being sold is $50,000 or more, or the proceeds are to be paid or mailed to an address or payee different from that on our records, the signature of all stockholders must be guaranteed by an eligible financial institution including, but not limited to, the following: banks, trust companies, credit unions, securities brokers and dealers, savings and loan associations and participants in the Securities Transfer Association Medallion Program (STAMP), the Stock Exchanges Medallion Program ('SEMP') and the New York Stock Exchange Medallion Signature Program ('MSP'). Notarization by a notary public is not an acceptable signature guarantee. The Corporation reserves the right to reject a signature guarantee where it is believed that the Corporation will be placed at risk by accepting such guarantee.

SYSTEMATIC WITHDRAWAL PLAN


     This Plan is available for stockholders who wish to receive fixed payments from their investment in the Common Stock in any amount at specified regular intervals. A Plan may be started with shares of the Corporation's Common Stock with a market value of $5,000 or more. Shares must be held in the stockholder's account as book credits. Seligman Data Corp. acts for stockholders, makes payments to them in specified amounts on the 15th day of each month designated, and maintains their accounts. There is a charge by the agent of $1.00 per withdrawal payment for this service, which charge may be changed from time to time.

     Payments under the Withdrawal Plan will be made by selling exactly enough full and fractional shares of Common Stock to cover the amount of the designated withdrawal. Sales may be made on the New York Stock Exchange, to the agent or a trustee for one of the other Plans, or elsewhere. Payments from sales of shares will reduce the amount of capital at work and dividend earning ability, and ultimately may liquidate the investment. Sales of shares may result in gain or loss for income tax purposes. Withdrawals under this Plan or any similar Plan of any other investment company, concurrent with purchases of shares of the Common Stock or of shares of any other investment company, will ordinarily be disadvantageous to the Planholder because of the payment of duplicative commission or sales loads.

STOCKHOLDER INFORMATION


     Seligman Data Corp. maintains books and records for all of the Plans, and confirms transactions to Stockholders. To insure prompt delivery of checks, account statements and other information, Stockholders should notify Seligman Data Corp. immediately, in writing, of any address changes. Stockholders will be sent reports quarterly regarding the Corporation. General information about the Corporation, may be requested by writing the Corporate Communications/Investor Relations Department, J. & W. Seligman & Co. Incorporated, 100 Park Avenue, New York, NY 10017 or by telephoning the Corporate Communications/Investor Relations Department toll-free at (800) 221-7844 from all continental United States, except New York or (212) 850-1864 in New York State and in the greater New York City area. Information about a Stockholder account (other than a retirement plan account), may be requested by writing Stockholder Services, Seligman Data Corp., at the same address or by toll-free telephone by dialing (800) 874-1092 from all continental United States or 212-682-7600 outside the continental United States. For information about a retirement account, call Retirement Plan Services toll-free at (800) 445-1777 or write Retirement Plan Services, Seligman Data Corp. at the above address. Seligman Data Corp. may be telephoned Monday through Friday (except holidays) between the hours of 8:30 a.m. and 6:00 p.m. Eastern time, and calls will be answered by a service representative.


     24-HOUR TELEPHONE ACCESS IS AVAILABLE BY DIALING (800) 622-4597 (WITHIN THE CONTINENTAL UNITED STATES) ON A TOUCHTONE PHONE, WHICH PROVIDES INSTANT ACCESS TO PRICE, ACCOUNT BALANCE, MOST RECENT TRANSACTION AND OTHER INFORMATION. IN ADDITION, ACCOUNT STATEMENTS AND FORM 1099-DIV MAY BE ORDERED.

               ISSUANCE OF SHARES IN CONNECTION WITH ACQUISITIONS

     The Corporation may issue shares of its Common Stock in exchange for the assets of another investing company in transactions in which the number of shares of Common Stock of the Corporation to be delivered will be generally determined by dividing the current value of the seller's assets by the current per share net asset value or market price on the New York Stock Exchange of the Common Stock of the Corporation, or by an intermediate amount. In such acquisitions, the number of shares of the Corporation's Common Stock to be issued will not be determined on the basis of the market price of such Common Stock if such price is lower than its net asset value per share, except pursuant to an appropriate order of the Securities and Exchange Commission or approval by stockholders of the Corporation, as required by law. The Corporation is not presently seeking to acquire the assets of any investing company, but it may acquire the assets of companies from time to time in the future.

     Some or all of the stock so issued may be sold from time to time by the recipients or their stockholders through brokers in ordinary transactions on stock exchanges at current market prices. The Corporation has been advised that such sellers may be deemed to be underwriters as that term is defined in the 1933 Act.

                             ADDITIONAL INFORMATION


     During 1997, the Corporation had transactions in the ordinary course of business with firms and companies of which one or more directors and officers was a director and/or officer of the Corporation, and it is expected that the Corporation will continue to have transactions of such nature during the current year.

                            TABLE OF CONTENTS OF THE
                      STATEMENT OF ADDITIONAL INFORMATION

     The table of contents of the SAI is as follows:

                               TABLE OF CONTENTS


Additional Investment Objectives and Policies................................................................     2
Directors and Officers.......................................................................................     4
Management...................................................................................................     9
Experts......................................................................................................     9
Custodian, Stockholder Service Agent and Dividend Paying Agent...............................................     9
Brokerage Commissions........................................................................................     9
Incorporation of Financial Statements by Reference...........................................................    10
Independent Auditors' Report on Financial Highlights --
  Senior Securities -- $2.50 Cumulative Preferred Stock......................................................    11
Appendix.....................................................................................................    12

Tri-Continental Corporation                                                  AUTHORIZATION FORM
an investment you can live with                                                     FOR
To:   Seligman Data Corp.                                              AUTOMATIC DIVIDEND INVESTMENT
P.O. Box 3947                                                              AND CASH PURCHASE PLAN
New York, New York 10008-3947                                                 AUTOMATIC DIVIDEND INVESTMENT
                                                                              AUTOMATIC INVESTMENT OF OTHER
                                                                              CORPORATIONS' DIVIDENDS
                                                                              CASH PURCHASE PLAN
                                                                              AUTOMATIC CHECK SERVICE

                                                                       Date  ....................................

Gentlemen:

     I own shares of Tri-Continental Corporation Common Stock registered as shown below:

ACCOUNT REGISTRATION

______________________________________________________________________________________________
 Stockholder's Name (print or type)                       Stockholder's Signature*

______________________________________________________________________________________________
 Co-Holder's Name                                         Co-Holder's Signature*

______________________________________________________________________________________________
 Address (street and number)                              Taxpayer Identification Number

______________________________________________________________________________________________
 City                State                Zip Code        Stockholder Account Number, if known

* If shares are held or to be held in more than one name, all must sign, and plural pronouns will be implied in the text. In the case of co-holders, a joint tenancy with right of survivorship will be presumed unless otherwise specified.

Under penalties of perjury I certify that the number shown on this form is my correct Taxpayer Identification Number (Social Security Number) and that I am not subject to backup withholding either because I have not been notified that I am subject to backup withholding as a result of failure to report all interest or dividends, or the Internal Revenue Service has notified me that I am no longer subject to backup withholding. I certify that to my legal capacity to purchase or sell shares of the Corporation for my own Account, or for the Account of the organization named above. I have received a current Prospectus of the Corporation and appoint Seligman Data Corp. as my agent to act in accordance with my instructions herein.

------------------  ------------------------------------------------------------------------------------------
Date                Stockholder's Signature

     I have read the Terms and Conditions of the Automatic Dividend Investment and Cash Purchase Plan and the current Prospectus, a copy of which I have received, and I wish to establish a Plan to use the Services checked below:

SERVICE(S) DESIRED

     [ ] AUTOMATIC INVESTMENT OF TRI-CONTINENTAL DIVIDENDS

         I wish to have my quarterly dividends invested in additional shares, and distributions from gains paid as follows:

         [ ] Credited to my account in additional full and fractional shares.

         [ ] Credited 75% to my account in shares and 25% paid to me in cash.

     [ ] AUTOMATIC INVESTMENT OF OTHER CORPORATION'S DIVIDENDS

         I intend to give orders for the payment of cash dividends from other corporations to be invested in shares of Tri-Continental Common Stock for my account.

         Note: Checks in payment of dividends from other corporations should indicate your name and Tri-Continental account number. The checks should be made payable to the order of Tri-Continental Corporation and be mailed to Seligman Data Corp., P.O. Box 3936, New York, NY 10008-3936.

     [ ] CASH PURCHASES

         I intend to send funds from time to time to be invested in shares of Tri-Continental Common Stock for my account.

         Note: Your checks should indicate your name and Tri-Continental account number. Make all checks payable to Tri-Continental Corporation and mail to Seligman Data Corp., P.O. Box 3947, New York, NY 10008-3947.

     [ ] AUTOMATIC CHECK SERVICE

         I have completed the Authorization Form to have pre-authorized checks drawn on my regular checking account at regular intervals for investment in shares of Tri-Continental Common Stock.


                                                                            5/98

Tri-Continental Corporation                          AUTHORIZATION FORM
an investment you can live with                              FOR
                                                   AUTOMATIC CHECK SERVICE

To start your Automatic Check Service, fill out this form and forward it with an unsigned bank check from your regular checking account (marked 'void') to:
             Seligman Data Corp.
             P.O. Box 3947
             New York, New York 10008-3947

                                                    Date  ......................

Gentlemen:

     I own shares of Tri-Continental Corporation Common Stock, registered as shown below, which are entered in the Automatic Dividend Investment and Cash Purchase Plan.

1. Stockholder Account Number (if known)________________________________________

2. AUTOMATIC CHECK SERVICE
  Please arrange with my bank to draw pre-authorized checks on my regular checking account and invest $___________________________ in shares of
  Tri-Continental Common Stock every:

                    [ ] month                   [ ] 3 months

     I have completed the 'Bank Authorization to Honor Pre-Authorized Checks' which appears below and have enclosed one of my bank checks marked 'void.' I understand that my checks will be invested on the fifth day of the month and that I must remember to deduct the amount of my investment as it is made from my checking account balance.

BANK AUTHORIZATION TO HONOR PRE-AUTHORIZED CHECKS

To:_____________________________________________________________________________
  (Name of Bank)

________________________________________________________________________________
  (Address of Bank or Branch, Street, City, State and Zip)

Please honor pre-authorized checks drawn on my account by Seligman Data Corp., 100 Park Avenue, New York, NY 10017, to the order of Tri-Continental Corporation, and charge them to my checking account. Your authority to do so shall continue until you receive written notice from me revoking it. You may terminate your participation in this arrangement at any time by written notice to me. I agree that your rights with respect to each pre-authorized check shall be the same as if it were a check drawn and signed by me. I further agree that should any such check be dishonored, with or without cause, intentionally or inadvertently, you shall be held under no liability whatsoever.

____________________________________________________________________________________________________________
 Checking Account No.

____________________________________________________________________________________________________________
 Name(s) of Depositor(s) -- Please Print                  Signature(s) of Depositor(s) -- As Carried by Bank

____________________________________________________________________________________________________________
 Address (Street)                                                City          State                Zip Code


                                                                            5/98

                     [THIS PAGE INTENTIONALLY LEFT BLANK.]

                              TERMS AND CONDITIONS

     The Automatic Dividend Investment and Cash Purchase Plan provides Tri-Continental Common Stockholders with four ways to add to their investments:
1) with Tri-Continental dividends and distributions, 2) with cash dividends from other corporations, 3) with cash payments, in any amount at any time, and 4) with cash provided by pre-authorized checks through the Automatic Check Service. A Planholder may use any or all of these Services, subject to the following terms and conditions:

     1. Seligman Data Corp. ('SDC'), as Plan service agent, will maintain accounts and confirm to Planholders, as soon as practicable after each investment, the number of shares of Common Stock acquired and credited to the accounts and the cost. Tri-Continental Corporation (the 'Corporation'), as purchase agent, will purchase shares for Planholders. All checks for dividends payable by other corporations or for cash purchase payments sent by Planholders for investment in additional shares of Tri-Continental Common Stock should be drawn to the order of Tri-Continental Corporation and mailed to Seligman Data Corp., P.O. Box 3947, New York, NY 10008-3947.

     2. Funds received by the Corporation for a Planholder will be combined with funds of other Planholders and those funds may be combined with funds available under the plans for the purchase of Tri-Continental Common Stock in order to minimize brokerage commissions on shares purchased. Shares will be purchased in accordance with the current Prospectus. Dividends from other corporations and purchase cash received from Planholders or through the Automatic Check Service will be invested at least once each 30 days.

     3. The cost of shares acquired for each Plan will be the average cost, including brokerage commissions and any other costs of acquisition, of all shares acquired for all Planholders in connection with a particular investment.

     4. No stock certificates will be delivered for shares acquired unless the Plan account is terminated or the Planholder requests their delivery by writing to SDC. The shares acquired will be held in each Planholder's account as book credits.

     5. Certificates held by a Planholder, or subsequently received, may be sent to SDC for credit to a Plan account. A certificate for any full shares held in a Plan account will be issued at a Planholder's request. The time required to obtain a certificate to sell through a broker, or for other purposes, will be that needed to send a written request to SDC to withdraw the certificate (normally two business days) and to mail the certificate to the Planholder through the U.S. Postal Service.

     6. A maximum service charge of $2.00 will be deducted before each investment is made for a Plan account. There is no charge for Automatic Dividend Investment.

     7. Applications for the Automatic Check Service are subject to acceptance by the Planholder's bank and SDC. SDC will prepare Automatic Check Service checks with the same magnetic ink numbers that are on a Planholder's check and will arrange with the Planholder's bank to start the Service in accordance with the Planholder's instructions. A minimum of 30 days from the date of receipt of an application by SDC is required to contact the bank and initiate the Service. If for any reason the bank is unable to honor a pre-authorized check request, the Planholder will be notified promptly.

     Shares with a market value of at least two times the amount of the authorized checks must be held as book credits for the Planholder's account by SDC. If any check is dishonored or if the value of shares held by SDC in an account falls below the required minimum, the Service may be suspended. The Service may be reinstated upon written request by the Planholder including an indication that the cause of the interruption has been corrected.

     If a Planholder's check is not honored by the Planholder's bank at any time, SDC is authorized to sell exactly enough full and fractional shares from the Planholder's account to equal the amount of the dishonored check.

     8. A Planholder or SDC may terminate a Plan account at any time upon notice in writing before the record date of a dividend or distribution by Tri-Continental. A Plan account will terminate automatically if the Planholder sells or transfers all of the shares in the Plan account. If a Plan account is terminated, a certificate for the full shares held may be issued and sent to the Planholder, and any fractional shares may be liquidated at the Planholder's request. Terminating Planholders may elect to have all or part of their shares sold by the Corporation, if their shares are held in book credit form. If a Plan account is terminated between the record and payment dates of a dividend, the dividend payment will be made in cash.

     9. In acting under this Plan, the Corporation and SDC will be liable only for willful misfeasance or gross negligence.

     10. A Planholder may adopt or suspend one or more of the Plan Services by sending a revised Authorization Form or notice in writing to SDC.

     11. All additional shares registered in a Planholder's name which are acquired under one or more of the Plan Services or by other means will participate automatically in each of the Plan services elected.


                                                                            5/98

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                          Tri-Continental Corporation

                        AN INVESTMENT YOU CAN LIVE WITH

                                100 Park Avenue
                            New York, New York 10017

                               INVESTMENT MANAGER
                             J. & W. Seligman & Co.
                                  Incorporated
                                100 Park Avenue
                            New York, New York 10017


                           STOCKHOLDER SERVICE AGENT
                              Seligman Data Corp.
                                100 Park Avenue
                            New York, New York 10017



                         PORTFOLIO SECURITIES CUSTODIAN
                       Investors Fiduciary Trust Company
                                801 Pennsylvania
                          Kansas City, Missouri 64105


                                GENERAL COUNSEL
                              Sullivan & Cromwell
                                125 Broad Street
                            New York, New York 10004
                     ------------------------------------
                                 Listed on the
                            New York Stock Exchange

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

CETRI 1 5/98



--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                          Tri-Continental Corporation

                        AN INVESTMENT YOU CAN LIVE WITH

                               A MANAGEMENT TYPE
                            DIVERSIFIED, CLOSED-END
                               INVESTMENT COMPANY

                    ------------------------------------

                                  COMMON STOCK
                                ($.50 PAR VALUE)

                    ------------------------------------


                                   PROSPECTUS
                                  MAY 1, 1998


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                          STATEMENT OF ADDITIONAL INFORMATION

                                      May 1, 1998

                              TRI-CONTINENTAL CORPORATION

                                    100 Park Avenue
                               New York, New York 10017
                        New York City Telephone: (212) 850-1864
           Toll-Free Telephone: (800) 874-1092 all continental United States
         For Retirement Plan Information - Toll-Free Telephone: (800) 445-1777


        This Statement of Additional Information is not a prospectus. This Statement of Additional Information relates to the Prospectus dated May 1, 1998, and should be read in conjunction therewith. A copy of the Prospectus may be obtained from Tri-Continental Corporation (the "Corporation") at 100 Park Avenue, New York, NY 10017.


        A registration statement relating to these securities has been filed with the Securities and Exchange Commission (the "Commission"). These securities may not be sold nor any offers to buy be accepted prior to the time the registration statement becomes effective.

                                   TABLE OF CONTENTS



                                                  Page

                                                  ----
Additional Investment Objectives and
 Policies.......................................    2
 (See "Investment and other Policies" in the
  Prospectus)
Directors and Officers.........................     4
Management.....................................     9
  (See "Management of the Corporation" in the
  Prospectus)

Experts.......................................      9
Custodian, Stockholder Service Agent
  and Dividend Paying Agent...................      9
Brokerage Commissions.........................      9
Incorporation of Financial Statements by
  Reference...................................     10
Independent Auditors' Report on
  Financial Highlights - Senior Securities -
  $2.50 Cumulative Preferred Stock............     11
Appendix......................................     12

                  ADDITIONAL INVESTMENT OBJECTIVES AND POLICIES

   The investment objectives and policies of the Corporation are set forth in the Prospectus. Certain additional investment information is set forth below. Defined terms used herein and not otherwise defined shall have the meanings ascribed to them in the Prospectus.

   The Corporation's stated fundamental policies, which may not be changed without a vote of stockholders are listed below; within the limits of these fundamental policies, the management has reserved freedom of action. The
Corporation:

   (1) may issue senior securities such as bonds, notes or other evidences of indebtedness if immediately after issuance the net assets of the Corporation provide 300% coverage of the aggregate principal amount of all bonds, notes or other evidences of indebtedness and that amount does not exceed 150% of the capital and surplus of the Corporation;

   (2) may issue senior equity securities on a parity with, but not having preference or priority over, the Preferred Stock if immediately after issuance its net assets are equal to at least 200% of the aggregate amount (exclusive of any dividends accrued or in arrears) to which all shares of the Preferred Stock, then outstanding, shall be entitled as a preference over the Common Stock in the event of voluntary or involuntary liquidation, dissolution or winding up of the Corporation;

   (3) may borrow money for substantially the same purposes as it may issue senior debt securities, subject to the same restrictions and to any applicable limitations prescribed by law;

   (4) may engage in the business of underwriting securities either directly or through majority-owned subsidiaries subject to any applicable restrictions and limitations prescribed by law;

   (5) does not intend to concentrate its assets in any one industry although it may from time to time invest up to 25% of the value of its assets, taken at market value, in a single industry;

   (6) may not, with limited exceptions, purchase and sell real estate directly but may do so through majority-owned subsidiaries, so long as its real estate investments do not exceed 10% of the value of the Corporation's total assets;

   (7) may not purchase or sell commodities or commodity contracts; and

   (8) may make money loans (subject to restrictions imposed by law and by charter) (a) only to its subsidiaries, (b) as incidents to its business transactions or (c) for other purposes. It may lend its portfolio securities to brokers or dealers in corporate or government securities, banks or other recognized institutional borrowers of securities subject to any applicable requirements of a national securities exchange or of a governmental regulatory body against collateral consisting of cash or direct obligations of the United States, maintained on a current basis, so long as all such loans do not exceed 10% of the value of total assets, and it may make loans represented by repurchase agreements, as described in the Prospectus, so long as such loans do not exceed 10% of the value of total assets.

   When securities are loaned, the Corporation receives from the borrower the equivalent of dividends or interest paid by the issuer of securities on loan and, at the same time, makes short-term investments with the cash collateral and retains the interest earned, after payment to the borrower or placing broker of a negotiated portion of such interest, or receives from the borrower an agreed upon rate of interest in the case of loans collateralized by direct obligations of the United States. The Corporation does not have the right to vote securities on loan, but would expect to terminate the loan and regain the right to vote if that were considered important with respect to the investment.

   During its last three fiscal years, the Corporation did not: (a) issue senior securities; (b) borrow any money; (c) underwrite securities; (d) concentrate investments in particular industries or groups of industries; (e) purchase or sell real estate, commodities, or commodity contracts; or (f) make money loans or lend portfolio securities.

   In order to take advantage of opportunities that may be provided by debt instruments of foreign issuers, the Corporation may from time to time invest up to 3% of its assets in debt securities issued or guaranteed by a foreign government or any of its political subdivisions, authorities, agencies or instrumentalities and in related forward contracts. The Manager will determine the percentage of assets invested in securities of a particular country or denominated in a particular currency in accordance with its assessment of the relative yield and appreciation potential of such securities and the relationship of a country's currency to the U.S. dollar. Currently, the Corporation will invest in securities denominated in foreign currencies or U.S. dollars of issuers located in the following countries: Australia, Austria, Belgium, Canada, Denmark, France, Germany, Hong Kong, Italy, Japan, Malaysia, Mexico, the Netherlands, New Zealand, Norway, Singapore, Spain, Sweden,

Switzerland, Thailand and the United Kingdom. An issuer of debt securities purchased by the Corporation may be domiciled in a country other than the country in whose currency the instrument is denominated. The Corporation may also invest in debt securities denominated in the European Currency Unit ("ECU"), which is a "basket" consisting of specified amounts of the currencies of certain of the economic member states of the European Community.

   The Corporation's returns on foreign currency denominated debt instruments can be adversely affected by changes in the relationship between the U.S. dollar and foreign currencies. The Corporation may engage in currency exchange transactions to protect against uncertainty in the level of future exchange rates in connection with hedging and other non-speculative strategies involving specific settlement transactions or portfolio positions. The Corporation will conduct its currency exchange transactions either on a spot (i.e., cash) basis at the rate prevailing in the currency market or through forward contracts.

Rights and Warrants. The Corporation may not invest in rights and warrants if, at the time of acquisition, the investment in rights and warrants would exceed 5% of the Corporation's net assets, valued at the lower of cost or market. In addition, no more than 2% of net assets may be invested in warrants not listed on the New York or American Stock Exchanges. For purposes of this restriction, warrants acquired by the Corporation in units or attached to securities may be deemed to have been purchased without cost.

Foreign Currency Transactions. A forward foreign currency exchange contract is an agreement to purchase or sell a specific currency at a future date and at a price set at the time the contract is entered into. The Corporation will generally enter into forward foreign currency exchange contracts to fix the U.S. dollar value of a security it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for, or, to hedge the U.S. dollar value of securities it owns.

   The Corporation may enter into a forward contract to sell or buy the amount of a foreign currency it believes may experience a substantial movement against the U.S. dollar. In this case the contract would approximate the value of some or all of the Corporation's portfolio securities denominated in such foreign currency. Under normal circumstances, the portfolio manager will limit forward currency contracts to not greater than 75% of the Corporation's portfolio position in any one country as of the date the contract is entered into. This limitation will be measured at the point the hedging transaction is entered into by the Corporation. Under extraordinary circumstances, the Manager may enter into forward currency contracts in excess of 75% of the Corporation's portfolio position in any one country as of the date the contract is entered into. The precise matching of the forward contract amounts and the value of securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market involvement in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Under certain circumstances, the Corporation may commit up to the entire value of its assets which are denominated in foreign currencies to the consummation of these contracts. The Manager will consider the effect a substantial commitment of its assets to forward contracts would have on the investment program of the Corporation and its ability to purchase additional securities.

   Except as set forth above and immediately below, the Corporation will also not enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would oblige the Corporation to deliver an amount of foreign currency in excess of the value of the Corporation's portfolio securities or other assets denominated in that currency. The Corporation, in order to avoid excess transactions and transaction costs, may nonetheless maintain a net exposure to forward contracts in excess of the value of the Corporation's portfolio securities or other assets denominated in that currency provided the excess amount is "covered" by cash or liquid, high-grade debt securities, denominated in any currency, at least equal at all times to the amount of such excess. Under normal circumstances, consideration of the prospect for currency parties will be incorporated into the longer term investment decisions made with regard to overall diversification strategies. However, the Manager believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of the Corporation will be served.

   At the maturity of a forward contract, the Corporation may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

   As indicated above, it is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of the forward contract. Accordingly, it may be necessary for the Corporation to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Corporation is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Corporation is obligated to deliver. However, the Corporation may use liquid, high-grade debt securities, denominated in any currency, to cover the amount by which the value of a forward contract exceeds the value of the securities to which it relates.

   If the Corporation retains the portfolio security and engages in offsetting transactions, the Corporation will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If the Corporation engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the Corporation's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Corporation will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Corporation will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

   The Corporation's dealing in forward foreign currency exchange contracts will be limited to the transactions described above. Of course, the Corporation is not required to enter into forward contracts with regard to its foreign currency-denominated securities and will not do so unless deemed appropriate by the Manager. It also should be realized that this method of hedging against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange at a future date. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of a hedged currency, at the same time, they tend to limit any potential gain which might result from an increase in the value of that currency.

   Stockholders should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Corporation at one rate, while offering a lesser rate of exchange should the Corporation desire to resell that currency to the dealer.

   Investment income received by the Corporation from sources within foreign countries may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle the Corporation to a reduced rate of such taxes or exemption from taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the amounts of the Corporation's assets to be invested within various countries is not known.

                             DIRECTORS AND OFFICERS

   A listing of the directors and officers of the Corporation and their business experience for the past five years follows. An asterisk (*) indicates directors who are "interested persons" of the Corporation (as defined by the Investment Company Act of 1940 (the "1940 Act"). Unless otherwise noted, the address of each director and officer is 100 Park Avenue, New York, NY 10017.




WILLIAM C. MORRIS*               Director, Chairman of the Board, Chief
    (60)                         Executive Officer and Chairman of the Executive
                                 Committee

                                 Chairman, J. & W. Seligman & Co. Incorporated, investment managers and advisers; Chairman and Chief Executive Officer, the Seligman Group of
                                 Investment Companies; Chairman, Seligman
                                 Financial Services, Inc., broker/dealer;
                                 Seligman Services, Inc., broker/dealer; and
                                 Carbo Ceramics Inc., ceramic proppants for oil and gas industry; Director, Seligman Data Corp.
                                 shareholder service agent; Kerr-McGee
                                 Corporation, diversified energy company; and
                                 Sarah Lawrence College; and a Member of the Board of Governors of the Investment Company
                                 Institute; formerly, Chairman, Seligman
                                 Advisors, Inc., advisers; Seligman Holdings,
                                 Inc., holding company; Seligman Securities,
                                 Inc., broker/dealer; and J. & W. Seligman Trust
                                 Company, trust company.

BRIAN T. ZINO*                   Director, President and Member of the Executive
    (45)                         Committee

                                 Director and President, J. & W. Seligman & Co.
                                 Incorporated, investment managers and advisers;
                                 Director or Trustee, the Seligman Group of
                                 Investment Companies; President, the Seligman
                                 Group of Investment Companies, except Seligman
                                 Quality Municipal Fund, Inc. and Seligman
                                 Select Municipal Fund, Inc.; Chairman, Seligman
                                 Data Corp., shareholder service agent;
                                 Director, Seligman Financial Services, Inc., broker/dealer; Seligman Services, Inc., broker/dealer; and Seligman Henderson Co., adviser; formerly, Director, Seligman Advisors,
                                 Inc., advisers; Seligman Securities, Inc., broker/dealer and J. & W. Seligman Trust
                                 Company, trust company.

RICHARD R. SCHMALTZ*             Director and Member of the Executive Committee
     (57)

                                 Director and Managing Director, Director of
                                 Investments, J. & W. Seligman & Co.
                                 Incorporated; Director of Seligman Henderson
                                 Co. and Trustee Emeritus of Colby College;
                                 formerly, Director, Investment Research at
                                 Neuberger & Berman from May 1993 to September
                                 1996 and Executive Vice President of McGlinn
                                 Capital from July 1987 to May 1993.

JOHN R. GALVIN                   Director
     (68)
                                 Dean, Fletcher School of Law and Diplomacy at
                                 Tufts University; Director or Trustee, the
                                 Seligman Group of Investment Companies;
                                 Chairman of the American Council on Germany; a
                                 Governor of the Center for Creative Leadership;
                                 National Committee on U.S.-China Relations,
                                 National Defense University; the Institute for
                                 Defense Analysis; and Raytheon Co.,
                                 electronics; formerly, Director, USLIFE
                                 Corporation, life insurance; Ambassador, U.S.
                                 State Department for negotiations in Bosnia;
                                 Distinguished Policy Analyst at Ohio State
                                 University and Olin Distinguished Professor of
                                 National Security Studies at the United States
                                 Military Academy. From June, 1987 to June,
                                 1992, he was the Supreme Allied Commander,
                                 Europe and the Commander-in-Chief, United
                                 States European Command.
                                 Tufts University, Packard Avenue, Medford,
                                 MA 02105.

ALICE S. ILCHMAN                 Director
     (63)
                                 President, Sarah Lawrence College; Director or
                                 Trustee, the Seligman Group of Investment
                                 Companies; and the Committee for Economic
                                 Development; Chairman, The Rockefeller
                                 Foundation, charitable foundation; formerly,
                                 Trustee, The Markle Foundation, philanthropic
                                 organization; and Director, NYNEX, telephone
                                 company; and International Research and
                                 Exchange Board, intellectual exchanges.
                                 Sarah Lawrence College, Bronxville, New York
                                 10708

FRANK A. McPHERSON               Director
        (65)

                                 Director, various corporations; Director or
                                 Trustee, the Seligman Group of Investment
                                 Companies; Kimberly-Clark Corporation, consumer
                                 products; Bank of Oklahoma Holding Company;
                                 Baptist Medical Center; Oklahoma Chapter of the
                                 Nature Conservancy; Oklahoma Medical Research
                                 Foundation; and National Boys and Girls Clubs
                                 of America; and a Member of the Business
                                 Roundtable and National Petroleum Council;
                                 formerly, Chairman of the Board and Chief
                                 Executive Officer, Kerr-McGee Corporation,
                                 energy; Chairman of Oklahoma City Public
                                 Schools Foundation; and Director, Federal
                                 Reserve System's Kansas City Reserve Bank; and
                                 the Oklahoma City Chamber of Commerce.
                                 123 Robert S. Kerr Avenue, Oklahoma City, OK
                                 73102

JOHN E. MEROW                    Director
    (68)
                                 Retired Chairman and Senior Partner, Sullivan
                                 & Cromwell, law firm; Director or Trustee, the
                                 Seligman Group of Investment Companies; Commonwealth
                                 Industries, Inc., manufacturer of aluminum
                                 sheet products; the Foreign Policy Association;
                                 the Municipal Art Society of New York; the U.S.
                                 Council for International Business; and The New
                                 York and Presbyterian Hospital; Chairman,
                                 American Australian Association; and The New
                                 York and Presbyterian Hospital Care Network,
                                 Inc.; Vice-Chairman, the U.S.-New Zealand
                                 Council; a Member of the American Law Institute
                                 and the Council on Foreign Relations.
                                 125 Broad Street, New York, NY 10004

BETSY S. MICHEL                  Director
   (55)

                                 Attorney; Director or Trustee, the Seligman
                                 Group of Investment Companies; Trustee, The
                                 Geraldine R. Dodge Foundation, charitable foundation; and Chairman of the Board of Trustees of St. George's School (Newport, RI);
                                 formerly, Director, the National Association of Independent Schools (Washington DC).
                                 St. Bernard's Road, Gladstone, NJ 07934

JAMES C. PITNEY                  Director
     (71)
                                 Retired Partner, Pitney, Hardin, Kipp & Szuch,
                                 law firm; Director or Trustee, the Seligman
                                 Group of Investment Companies; and Director,
                                 Public Broadcasting Service (PBS); formerly,
                                 Director, Public Service Enterprise Group,
                                 public utility.
                                 Park Avenue at Morris County, P.O. Box 1945,
                                 Morristown, NJ 07962-1945

JAMES Q. RIORDAN                 Director
      (70)
                                 Director, various corporations; Director or
                                 Trustee, the Seligman Group of Investment
                                 Companies; The Brooklyn Museum; The Brooklyn
                                 Union Gas Company; The Committee for Economic
                                 Development; and Public Broadcasting Service
                                 (PBS); formerly, Co-Chairman of the Policy
                                 Council of the Tax Foundation; Director and
                                 Vice Chairman, Mobil Corporation; Director,
                                 Tesoro Petroleum Companies; Dow Jones & Co.
                                 Inc.; and Director and President, Bekaert
                                 Corporation.
                                 675 Third Avenue, Suite 3004, New York,
                                 NY 10017

 ROBERT L. SHAFER                Director
       (65)
                                 Director, various organizations, Director or
                                 Trustee, the Seligman Group of Investment
                                 Companies; formerly, Vice President, Pfizer
                                 Inc., pharmaceuticals; and Director, USLIFE
                                 Corporation, life insurance.
                                 235 East 42nd Street, New York, NY 10017

JAMES N. WHITSON                 Director
      (63)

                                 Director, Sammons Enterprises, Inc.; Director or Trustee, the Seligman Group of Investment
                                 Companies; C-SPAN; and CommScope, Inc.,
                                 manufacturer of coaxial cables; formerly,
                                 Executive Vice President and Chief Operating
                                 Officer, Sammons Enterprises, Inc.; and
                                 Director, Red Man Pipe and Supply Company, piping and other materials.
                                 5949 Sherry Lane, Suite 1900, Dallas, TX 75225

CHARLES C. SMITH, JR.            Vice President and Portfolio Manager
        (41)

                                 Managing Director (formerly, Senior Vice
                                 President and Senior Investment Officer), J. &
                                 W. Seligman & Co. Incorporated, investment managers and advisers; Vice President and Portfolio Manager, three open-end investment companies in the Seligman Group of Investment
                                 Companies.

CHARLES W. KADLEC                Vice President
        (52)

                                 Managing Director, J. & W. Seligman & Co.
                                 Incorporated, investment managers and advisers;
                                 Chief Investment Strategist, Seligman Financial
                                 Services, Inc., broker/dealer.

LAWRENCE P. VOGEL                Vice President
      (41)
                                 Senior Vice President, Finance, J. & W.
                                 Seligman & Co. Incorporated, investment
                                 managers and advisers; Seligman Financial
                                 Services, Inc., broker/dealer; and Seligman
                                 Data Corp., shareholder service agent; Vice
                                 President, the Seligman Group of Investment
                                 Companies and Seligman Services, Inc.,
                                 broker/dealer; Treasurer, Seligman Henderson
                                 Co., advisers; formerly, Senior Vice President,
                                 Seligman Advisors, Inc., advisers; and
                                 Treasurer, Seligman Holdings, Inc., holding
                                 company.

FRANK J. NASTA                   Secretary
     (33)
                                 Senior Vice President, Law and Regulation, and
                                 Corporate Secretary, J. & W. Seligman & Co.
                                 Incorporated, investment managers and advisers;
                                 Secretary, the Seligman Group of Investment
                                 Companies; Corporate Secretary, Seligman
                                 Financial Services, Inc., broker/dealer;
                                 Seligman Henderson Co., advisers; Seligman
                                 Services, Inc., broker/dealer; and Seligman
                                 Data Corp., shareholder service agent;
                                 formerly, Senior Vice President, Law and
                                 Regulation, and Corporate Secretary, Seligman
                                 Advisors, Inc., advisers; and an attorney at
                                 Seward & Kissel, law firm.

THOMAS G. ROSE                   Treasurer
      (40)
                                 Treasurer, the Seligman Group of Investment
                                 Companies; and Seligman Data Corp., shareholder
                                 service agent.


                               Compensation Table

                                                                  Pension or
                                              Aggregate       Retirement Benefits   Total Compensation
                                            Compensation      Accrued as part of   from Corporation and
 Name and Position with Corporation      from Corporation(1)  Corporation Expenses  Fund Complex(1)(2)
 -----------------------------------     -------------------  --------------------- ---------------------
 William C. Morris, Director and
   Chairman                                      N/A                  N/A                  N/A
 Brian T. Zino, Director and President           N/A                  N/A                  N/A
 Richard R. Schmaltz, Director                   N/A                  N/A                  N/A
 Fred E. Brown, Director Emeritus**              N/A                  N/A                  N/A
 John R. Galvin, Director                     $19,600.00              N/A               $69,000.00
 Alice S. Ilchman, Director                    18,000.00              N/A                65,000.00
 Frank A. McPherson, Director                  18,400.00              N/A                66,000.00
 John E. Merow, Director                       18,000.00              N/A                65,000.00
 Betsy S. Michel, Director                     19,600.00              N/A                69,000.00
 James C. Pitney, Director                     17,600.00              N/A                64,000.00
 James Q. Riordan, Director                    18,800.00              N/A                67,000.00
 Robert L. Shafer, Director                    18,800.00              N/A                67,000.00
 James N. Whitson, Director                    19,200.00(d)           N/A                68,000.00(d)

----------------------

(1) Based on remuneration received by the Directors of the Corporation for the year ended December 31, 1997. Effective January 16, 1998, the per meeting fee for Directors was increased by $1,000, which is allocated among all Funds in the Fund Complex.

(2) As defined in the Corporation's prospectus, the Seligman Group of Investment Companies consists of eighteen investment companies.

**  Retired as Director and designated Director Emeritus on March 20, 1997.


(d) Deferred.

   The Corporation has a compensation arrangement under which outside directors may elect to defer receiving their fees. Under this arrangement, interest is accrued on the deferred balances. The annual cost of such fees and interest is included in the director's fees and expenses and the accumulated balance thereof is included in "Liabilities" in the Corporation's financial statements. As of December 31, 1997, the total amount of deferred compensation (including interest) payable in respect of the Corporation to Mr. Whitson was $97,044. Messrs. Merow and Pitney no longer defer current compensation; however, they have accrued deferred compensation in the amounts of $126,735 and $263,955, respectively, as of December 31, 1997. The Corporation has applied for and received exemptive relief that would permit a director who has elected deferral of his or her fees to choose a rate of return equal to either (i) the interest rate on short-term Treasury bills, or (ii) the rate of return on the shares of any of the investment companies advised by the Manager, as designated by the director. The Corporation may, but is not obligated to, purchase shares of such investment companies to hedge its obligations in connection with this deferral arrangement.

   Directors and officers of the Corporation are also directors, trustees and officers of some or all of the other investment companies in the Seligman Group.

   The Executive Committee of the Board of Directors has the power to (a) determine the value of securities and assets owned by the Corporation, (b) elect or appoint officers of the Corporation to serve until the next meeting of the Directors succeeding such action and (c) determine the price at which shares of Common Stock of the Corporation shall be issued and sold. All action taken by the Executive Committee is recorded and reported to the Board of Directors at their meeting succeeding such action. The members of the Executive Committee consist of Mr. William C. Morris, Chairman, Richard R. Schmaltz, and Brian T. Zino, President.

HOLDINGS OF PREFERRED STOCK, COMMON STOCK AND WARRANTS:

   As of March 31, 1998 holders of record of Preferred Stock totaled 630; holders of record of Common Stock totaled 43,714; and holders of record of Warrants totaled 147. Insofar as is known by the Corporation, no person owns or controls or holds, directly or indirectly, 5% or more of the outstanding equity securities, except for Cede & Co., a nominee for The Depository Trust Company, P.O. Box 20, Bowling Green Station, New York, NY 10274 who owns of record 46.48% of the Corporation's Common Stock and 74.37% of the Corporation's Preferred Stock.

   As of March 31, 1998 all directors and officers of the Corporation, as a group, owned less than 1% of the Corporation's Common Stock. As of that date, no directors or officers owned any of the Corporation's Preferred Stock or Warrants. Mr. William C. Morris is Chairman and Chief Executive Officer of the Manager and Chairman of the Board and Chief Executive Officer of the Corporation. Mr. Morris owns a majority of the outstanding voting securities of the Manager.

   These securities of the Corporation shown as being owned beneficially by the directors and officers include shares held by or for the benefit of members of their families or held by a trust of which a director is a trustee but in which they disclaim beneficial ownership.

                                   MANAGEMENT


   The Corporation pays the Manager for its services a management fee, calculated daily and payable monthly, equal to a percentage of the daily net assets of the Corporation. The method for determining this percentage, referred to as the management fee rate, is set forth in the Prospectus. The management fee amounted to $13,151,570 in 1997, $11,136,312 in 1996 and $9,761.731 in 1995
which was equivalent to annual rates of .40%, .41% and .42%, respectively, of the average daily net assets of the Corporation. The Manager paid fees to Seligman Henderson Co., pursuant to a subadvisory contract no longer in effect, of $1,361,562, $1,192,207 and $810,796 for the years ended December 31, 1997,
1996 and 1995, respectively.


   As part of its services to the Corporation, the Manager provides the Corporation with such office space, administrative and other services and executive and other personnel as are necessary for the operations of the Corporation. The Manager also provides senior management for Seligman Data Corp., a wholly-owned subsidiary of the Corporation and certain other investment companies in the Seligman Group. The Manager pays all of the compensation of the directors of the Corporation who are employees or consultants of the Manager and its affiliates, of the officers and employees of the Corporation and of certain executive officers of Seligman Data Corp.

   The Manager is a successor firm to an investment banking business founded in 1864 which has provided investment services to individuals, families, institutions and corporations. On December 23, 1988, a majority of the outstanding voting securities of the Manager were purchased by Mr. William C. Morris, and a simultaneous recapitalization of the Manager occurred. See the Appendix for a history of the Manager.


                                     EXPERTS

   Deloitte & Touche LLP, Two World Financial Center, New York, New York 10281 acts as independent auditors for the Corporation and in such capacity audits the Corporation's annual and semi-annual financial statements and financial highlights.

   The financial information of the Corporation included in the Prospectus under the caption "Financial Highlights" and the financial statements incorporated by reference in this Statement of Additional Information have been so included or incorporated by reference in reliance on the reports of Deloitte & Touche LLP given upon their authority as experts in auditing and accounting.

         CUSTODIAN, STOCKHOLDER SERVICE AGENT AND DIVIDEND PAYING AGENT

   Seligman Data Corp., a wholly-owned subsidiary of the Corporation, acts as the stockholder service agent and dividend paying agent and performs, at cost, certain recordkeeping functions for the Corporation, maintains the records of shareholder accounts and furnishes dividend paying, redemption and related services.


   Investors Fiduciary Trust Company, 801 Pennsylvania, Kansas City, Missouri 64105, serves as custodian for the Corporation. It also maintains, under the general supervision of the Manager, the accounting records and determines the net asset value for the Corporation.

                              BROKERAGE COMMISSIONS


   The Management Agreement recognizes that in the purchase and sale of portfolio securities of the Corporation, the Manager will seek the most favorable price and execution, and, consistent with that policy, may give consideration to the research, statistical and other services furnished by brokers or dealers to the Manager for its use, as well as to the general attitude toward and support of investment companies demonstrated by such brokers or dealers. Such services include supplemental investment research, analysis and reports concerning issuers, industries and securities deemed by the Manager to be beneficial to the Corporation. In addition, the Manager is authorized to place orders with brokers who provide supplemental investment and market research and security and economic analysis although the use of such brokers may result in a higher brokerage charge to the Corporation than the use of brokers selected solely on the basis of seeking the most favorable price and execution and although such research and analysis may be useful to the Manager in connection with its services to clients other than the Corporation.


   In over-the-counter markets, the Corporation deals with primary market makers unless a more favorable execution or price is believed to be obtainable. The Corporation may buy securities from or sell securities to dealers acting as principal, except dealers with which its directors and/or officers are affiliated.

   When two or more of the investment companies in the Seligman Group or other investment advisory clients of the Manager desire to buy or sell the same security at the same time, the securities purchased or sold are allocated by the Manager in a manner believed to be equitable to each. There may be possible advantages or disadvantages of such transactions with respect to price or the size of positions readily obtainable or saleable.


   Information as to the Corporation's portfolio turnover rate for recent years is stated under "Financial Highlights" in the Prospectus. Total brokerage commissions (not including any spreads on principal transactions on a net basis) paid by the Corporation during the years ended December 31, 1997, 1996 and 1995 were $6,815,388, $4,105,756 and $3,825,533, respectively.


               INCORPORATION OF FINANCIAL STATEMENTS BY REFERENCE

   The Corporation's financial statements for the year ended December 31, 1997 are herein incorporated by reference to the 1997 Annual Report to Stockholders of the Corporation (the "1997 Annual Report"), filed with the Commission pursuant to Section 30(b) of the 1940 Act and the rules and regulations thereunder. The 1997 Annual Report contains schedules of the Corporation's portfolio investments as of December 31, 1997 and certain other financial information. A copy of the 1997 Annual Report will be sent without charge to all investors who request a copy of this Statement of Additional Information.

   INDEPENDENT AUDITORS' REPORT ON FINANCIAL HIGHLIGHTS - SENIOR SECURITIES -
                        $2.50 CUMULATIVE PREFERRED STOCK

To the Board of Directors and Security Holders of
   Tri-Continental Corporation:

   We have previously audited, in accordance with generally accepted auditing standards, the statements of assets and liabilities, including the portfolio of investments, and the statements of capital stock and surplus of Tri-Continental Corporation as of December 31 for each of the ten years in the period ended December 31, 1997 and the related statements of operations and of changes in net investment assets, and the financial highlights for each of the years then ended (none of which are presented herein); and we expressed unqualified opinions on those financial statements.

   In our opinion, the information appearing on page 6 of the Prospectus, under the caption "Senior Securities - $2.50 Cumulative Preferred Stock", for each of the ten years in the period ended December 31, 1997 is fairly stated, in all material respects, in relation to the financial statements from which it has been derived.






DELOITTE & TOUCHE LLP
New York, New York
April 13, 1998

                                    APPENDIX

                 HISTORY OF J. & W. SELIGMAN & CO. INCORPORATED

        Seligman's beginnings date back to 1837, when Joseph Seligman, the oldest of eight brothers, arrived in the United States from Germany. He earned his living as a pack peddler in Pennsylvania, and began sending for his brothers. The Seligmans became successful merchants, establishing businesses in the South and East.

        Backed by nearly thirty years of business success - culminating in the sale of government securities to help finance the Civil War - Joseph Seligman, with his brothers, established the international banking and investment firm of
J. & W. Seligman & Co. In the years that followed, the Seligman Complex played a major role in the geographical expansion and industrial development of the United States.

THE SELIGMAN COMPLEX:

 .... Prior to 1900

        Helps finance America's fledgling railroads through underwriting.

        Is admitted to the New York Stock Exchange in 1869. Seligman remained a member of the NYSE until 1993, when the evolution of its business made it unnecessary.

        Becomes a prominent underwriter of corporate securities, including New York Mutual Gas Light Company, later part of Consolidated Edison.

        Provides financial assistance to Mary Todd Lincoln and urges the Senate to award her a pension.

        Is appointed U.S. Navy fiscal agent by President Grant.

        Becomes a leader in raising capital for America's industrial and urban development.

 ...1900-1910

        Helps Congress finance the building of the Panama Canal.

 ...1910s

        Participates in raising billions for Great Britain, France and Italy, helping to finance World War I.

 ...1920s

        Participates in hundreds of underwritings including those for some of the country's largest companies: Briggs Manufacturing, Dodge Brothers, General Motors, Minneapolis-Honeywell Regulatory Company, Maytag Company, United Artists Theater Circuit and Victor Talking Machine Company.


        Forms Tri-Continental Corporation in 1929, today the nation's largest, diversified closed-end equity investment company, with over $3 billion in assets, and one of its oldest.


 ...1930s

        Assumes management of Broad Street Investing Co. Inc., its first mutual fund, today known as Seligman Common Stock Fund, Inc.

        Establishes Investment Advisory Service.

 ...1940s

        Helps shape the Investment Company Act of 1940.

        Leads in the purchase and subsequent sale to the public of Newport News Shipbuilding and Dry Dock Company, a prototype transaction for the investment banking industry.

        Assumes management of National Investors Corporation, today Seligman Growth Fund, Inc.

        Establishes Whitehall Fund, Inc., today Seligman Income Fund, Inc.

 ...1950-1989

        Develops new open-end investment companies. Today, manages more than 40 mutual fund portfolios.

        Helps pioneer state-specific, municipal bond funds, today managing a national and 18 state-specific municipal funds.

        Establishes J. & W. Seligman Trust Company, and J. & W. Seligman Valuations Corporation.

        Establishes Seligman Portfolios, Inc., an investment vehicle offered through variable annuity products.

 ...1990s

        Introduces Seligman Select Municipal Fund, Inc. and Seligman Quality Municipal Fund, Inc., two closed-end funds that invest in high-quality municipal bonds.

        In 1991 establishes a joint venture with Henderson plc, of London, known as Seligman Henderson Co., to offer global investment products.

        Introduces to the public Seligman Frontier Fund, Inc., a small capitalization mutual fund.

        Launches Seligman Henderson Global Fund Series, Inc., which today offers five separate series: Seligman Henderson International Fund, Seligman Henderson Global Smaller Companies Fund, Seligman Henderson Global Technology Fund, Seligman Henderson Global Growth Opportunities Fund, and Seligman Henderson Emerging Markets Growth Fund.

        Launches Seligman Value Fund Series, Inc., which currently offers two separate series: Seligman Large-Cap Value Fund and Seligman Small-Cap Value Fund.

Tri-Continental Corporation

Portfolio of Investments

                                                         December 31, 1997
                                                        Shares        Value
                                                       --------    ------------
COMMON STOCKS - 93.2%

AEROSPACE - 2.4%
General Dynamics Corporation                            375,000    $ 32,414,063
  Diversified defense contractor
United Technologies Corporation                         680,000      49,512,500
  Manufacturer of elevators, jet engines,
  flight systems, and automotive parts
                                                                   ------------
                                                                   $ 81,926,563
                                                                   ------------
AUTOMOTIVE AND RELATED - 3.3%
Chrysler Corporation                                    880,000    $ 30,965,000
  Manufacturer of automobiles, trucks, and
  related parts
Dana Corporation                                        400,000      19,000,000
  Manufacturer and distributor of products and
  systems for automotive and related markets
Eaton Corporation                                       217,000      19,367,250
  Diversified manufacturer, including truck
  transmissions and axles
Harley-Davidson Inc.                                  1,200,000      32,850,000
  Manufacturer of motorcycles
Volkswagen AG (ADRs)* (Germany)                         100,000      11,243,750
  Manufacturer of automobiles
                                                                   ------------
                                                                   $113,426,000
                                                                   ------------
BASIC MATERIALS - 0.9%
Aluminum Company of America                             450,000    $ 31,668,750
  Aluminum producer                                                ------------

BUILDING AND CONSTRUCTION - 0.5%
Sherwin-Williams Corporation                            600,000    $ 16,650,000
  Manufacturer of paints and related products                      ------------

CHEMICALS - 2.4%
duPont (E.I.) de Nemours and Company                    550,000    $ 33,034,375
  Producer of chemicals
The B.F. Goodrich Company                               747,000      30,953,813
  Chemical manufacturer; supplier of systems
  and component parts for the aerospace industry
Morton International, Inc.                              550,000      18,906,250
  Manufacturer and marketer of adhesives,
  coatings, salt, and specialty products                           ------------

                                                                   $ 82,894,438
                                                                   ------------

----------
See footnotes on page 23.

Tri-Continental Corporation


Portfolio of Investments (continued)                     December 31, 1997
                                                        Shares        Value
                                                       --------    ------------
COMMUNICATIONS - 6.6%
Alcatel Alsthom (France)                                 65,000    $  8,264,772
  Developer of equipment and systems for
  public telecommunications
Ameritech Corporation                                   440,000      35,420,000
  Provider of telecommunications services
Bell Atlantic Corporation                               392,200      35,690,200
  Telephone services in the Atlantic region
GTE Corporation                                         600,000      31,350,000
  Provider of telephone services, systems,
  and equipment
Magyar Tavkozlesi Rt. (ADRs)* "Matav" (Hungary)         240,000       6,240,000
   Provider of telecommunications services
SBC Communications, Inc.                                425,000      31,131,250
  Provider of telephone services in the Southwest
Sprint Corporation                                      381,900      22,388,887
  Global communications company
Telecomunicacoes Brasileiros (ADRs)
  "Telebras" (Brazil)                                    53,800       6,264,337
  Provider of telecommunications services
Telecom Italia-SpA* (Italy)                           1,468,600       6,475,272
  Provider of the whole spectrum of mobile
  telecommunications services
Telecom Italia-SpA (Italy)                            1,600,000      10,220,175
  Provider of the whole spectrum of mobile
  telecommunications services
WorldCom Inc.*                                        1,130,000      34,217,813
  Diversified telecommunications company
                                                                   ------------
                                                                   $227,662,706
                                                                   ------------
COMPUTER AND BUSINESS SERVICES - 6.9%
Compaq Computer Corporation                             625,000    $ 35,273,437
  Global PC manufacturer
Computer Associates International,Inc                   412,500      21,810,937
  Developer of software utilities and databases
Hewlett-Packard Company                                 300,000      18,750,000
  Computers and peripherals
Intel Corporation                                       638,000      44,799,563
  Manufacturer of semiconductors and
  memory circuits
International Business Machines Corporation             326,000      34,087,375
  Manufacturer of micro and personal computers
Microsoft Corporation*                                  393,000      50,782,969
  Developer of computer software
WPP Group plc (UK)                                    2,700,000      12,018,595
  Provider of worldwide marketing services
Xerox Corporation                                       255,200      18,836,950
   Developer and marketer of document
   processing products and services
                                                                   ------------
                                                                   $236,359,826
                                                                   ------------
CONSUMER GOODS AND SERVICES - 11.2%
Allied Domecq plc (UK)                                  870,000    $  7,903,384
  International food, drink, and hospitality group
Anheuser-Busch Companies, Inc.                          770,000      33,880,000
  Brewery; theme park operator; manufacturer and
  recycler of aluminum beverage containers
B.A.T. Industries plc (UK)                            1,670,000      15,294,990
  Provider of financial services and
  producer of tobacco products

----------
See footnotes on page 23.

Tri-Continental Corporation

Portfolio of Investments (continued)                      December 31, 1997
                                                        Shares        Value
                                                       --------    ------------
CONSUMER GOODS AND SERVICES (continued)
Coca-Cola Company                                       770,000    $ 51,301,250
  Manufacturer of soft drinks and
  consumer products
ConAgra, Inc.                                         1,190,000      39,046,875
  Developer and manufacturer of prepared
  foods and agricultural products
PepsiCo, Inc.                                         1,100,000      40,081,250
  Manufacturer and marketer of soft drinks
  and consumer products
Philip Morris Companies, Inc.                         1,415,000      64,117,187
  Manufacturer of tobacco products, food,
  and beverages
Procter & Gamble Company                                600,000      47,887,500
  Manufacturer and distributor of household
  and personal care products
RJR Nabisco Holdings Corporation                      1,375,000      51,562,500
  Manufacturer of tobacco products and
  processed foods
Sara Lee Corporation                                    600,000      33,787,500
  Manufacturer of processed foods and                              ------------
  consumer products                                                $384,862,436
                                                                   ------------
DIVERSIFIED - 1.3%
AlliedSignal Inc.                                     1,090,000    $ 42,441,875
  Producer of aerospace and automotive materials
Pacific Dunlop Ltd. (Australia)                       1,500,000       3,176,063
  Diversified manufacturer                                         ------------
                                                                   $ 45,617,938
                                                                   ------------
DRUGS AND HEALTH CARE - 8.3%
Abbott Laboratories                                     300,000    $ 19,668,750
  Developer and manufacturer of diversified
  health care products
American Home Products Corporation                      300,000      22,950,000
  Developer and manufacturer of pharmaceuticals,
  food, and housewares
Bristol-Myers Squibb Company                            585,000      55,355,625
  Developer and manufacturer of health and
  personal care products
Elan Corporation plc (ADRs)* (Ireland)                  300,000      15,356,250
  Developer, manufacturer, and marketer of
  drug delivery systems
Johnson & Johnson                                       600,000      39,525,000
  Manufacturer of health care products
Merck & Co., Inc.                                       428,400      45,517,500
  Manufacturer of pharmaceuticals
Novartis AG (Switzerland)                                10,300      16,696,990
  Manufacturer of pharmaceuticals
Pfizer Inc.                                             460,000      34,298,750
  Manufacturer of health care consumer products
  and specialty chemicals
Schering-Plough Corporation                             570,000      35,411,250
  Manufacturer of pharmaceuticals and health care                  ------------
  and personal care products                                       $284,780,115
                                                                   ------------
ELECTRIC AND GAS UTILITIES - 3.6%
BG plc (ADRs) (UK)                                      202,940    $  4,667,620
  Gas supplier
Companhia Energetica de Minas Gerais (ADRs)
"CEMIG" (Brazil)                                         87,400       3,933,000
  Electric utility
Electricidade de Portugal, S.A. (ADRs)* (Portugal)      279,600      10,834,500
  Generator and distributor of electricity
Endesa S.A. (ADRs) (Spain)                              528,000       9,603,000
  Provider of electric energy

----------
See footnotes on page 23.

Tri-Continental Corporation

Portfolio of Investments (continued)                     December 31, 1997
                                                        Shares        Value
                                                       --------    ------------
ELECTRIC AND GAS UTILITIES (continued)
Huaneng Power International, Inc. (ADRs)* (China)       270,000    $  6,260,625
  Power company
Unicom Corporation                                    1,065,000      32,748,750
  Electric utility
VEBA AG (Germany)                                       230,000      15,666,268
  Provider of electric energy
The Williams Companies, Inc.                          1,400,000      39,725,000
                                                                   ------------
  Transporter and producer of natural gas                          $123,438,763
                                                                   ------------
ELECTRONICS - 5.9%
AMP Inc.                                                665,000    $ 27,930,000
  Manufacturer of electronic connectors
  and systems
Applied Materials, Inc.*                                965,000      29,040,469
  Developer, manufacturer, marketer, and
  servicer of semiconductor wafer
  fabrication equipment
Arrow Electronics, Inc.*                                800,000      25,950,000
  Distributor of electronic components
KLA-Tencor Corporation*                                 630,000      24,314,063
  Manufacturer of wafer inspection and
  metrology equipment
Motorola Inc.                                           325,000      18,545,312
  Producer of semiconductors and
  communications equipment
Philips Electronics N.V. (Netherlands)                  225,000      13,612,500
  Worldwide manufacturer of consumer electronics
  and components
Raytheon Company                                        685,000      34,592,500
  Producer of defense and commercial electronics
Thomas & Betts Corporation                               600,000     28,350,000
  Manufacturer of electronic connectors
  and compoments                                                   ------------
                                                                   $202,334,844
                                                                   ------------
ENERGY - 8.3%
Amoco Corporation                                       400,000    $ 34,050,000
  Integrated petroleum and chemical company
Atlantic Richfield Company                              250,000      20,031,250
  Producer of oil; West Coast marketer
Baker Hughes Incorporated                               300,000      13,087,500
  Provider of products and services to explore for,
  extract, recover, and process oil and gas
Exxon Corporation                                     1,120,000      68,530,000
  Explorer and producer of natural gas, oil,
  and petroleum products
Mobil Corporation                                       400,000      28,875,000
  International oil enterprise
Royal Dutch Petroleum Company (Netherlands)             950,000      51,478,125
  International oil services
Schlumberger Ltd.                                       200,000      16,100,000
  Worldwide provider of energy services
Texaco Inc.                                             664,000      36,105,000
  Explorer, producer, transporter, refiner, and
  marketer of natural gas, oil, and
  petroleum products
Total S.A. Class "B" (France)                           147,583      16,066,960
   International oil enterprise                                    ------------
                                                                   $284,323,835
                                                                   ------------


----------
See footnotes on page 23.

Tri-Continental Corporation


Portfolio of Investments (continued)                       December 31, 1997
                                                        Shares        Value
                                                       --------    ------------
ENTERTAINMENT AND LEISURE - 1.0%
Disney (Walt) Company                                   250,000    $ 24,765,625
  Film entertainment; amusement parks;
  other forms of leisure-related activities
News Corp. Ltd. (ADRs) (Australia)                      260,000       5,801,250
  Provider of worldwide media and
  television services
News Corp. Ltd. (ADRs--Voting Preference
  Shares) (Australia)                                   130,000       2,583,750
  Provider of worldwide media and                                  ------------
  television services                                              $ 33,150,625
                                                                   ------------
FINANCE AND INSURANCE - 16.8%
ABN-AMRO Holdings N.V. (Netherlands)                    510,868    $  9,957,703
  Worldwide banking operator
ACE Limited                                             300,000      28,950,000
  Provider of liability insurance
Ahmanson (H.F.) &Company                                800,000      53,550,000
  Provider of savings and loan services
  throughout the US
American General Corporation                            400,000      21,625,000
  Diversified financial services provider
American International Group, Inc.                      450,000      48,937,500
  International insurance holding company
AXA-UAP (France)                                        235,209      18,206,072
  Provider of financial services and insurance
BankAmerica Corporation                                 330,000      24,090,000
  Commercial bank in California and
  the Western states
Bank of Ireland (Ireland)                               881,100      13,578,069
  Provider of financial services
Bank of New York Company, Inc.                        1,000,000      57,812,500
  Commercial bank
Bayerische Vereinsbank AG (Germany)                     375,000      24,187,495
  Provider of universal banking services
Citicorp                                                200,000      25,287,500
  Global commercial bank
Federal National Mortgage Association                   600,000      34,237,500
  Mortgage financer
First Union Corporation                                 700,000      35,875,000
  Operator of financial centers
General Re Corporation                                   75,000      15,900,000
  Property casualty re-insurer in the US
ING Groep N.V. (Netherlands)                            437,624      18,442,186
  Provider of banking and insurance services
Irish Life plc (Ireland)                                700,000       3,988,856
  Provider of insurance and related products
Mellon Bank Corporation                                 325,000      19,703,125
  Provider of financial services
St. Paul Companies, Inc.                                400,000      32,825,000
  Property and casualty insurer
Societe Generale (France)                                75,000      10,221,890
  Provider of full banking and financial services
TIG Holdings, Inc.                                      500,000      16,593,750
  Insurance provider
Travelers Incorporated                                  750,000      40,406,250
  Provider of broad-based financial services
Zurich Versicherungs-Gesellschaft (Switzerland)          42,700      20,327,770
  Provider of insurance services                                   ------------
                                                                   $574,703,166
                                                                   ------------

----------
See footnotes on page 23.

Tri-Continental Corporation

Portfolio of Investments (continued)                      December 31, 1997
                                                        Shares        Value
                                                       --------    ------------
MANUFACTURING AND
  INDUSTRIAL EQUIPMENT - 6.6%
Deere & Company, Inc.                                   463,900    $ 27,051,169
  Manufacturer, distributor, and financer
  of farm machinery
GATX Corporation                                        350,000      25,396,875
  Railcar leasing; equipment financing
General Electric Company                              1,335,000      97,955,625
  Supplier of electrical equipment and
  other industrial and consumer products
Harnischfeger Industries, Inc.                          477,000      16,844,062
  Manufacturer and distributor of machinery
  and mining equipment
Illinois Tool Works, Inc.                               700,000      42,087,500
  Manufacturer of fasteners, tools, and
  plastic items
Mannesmann AG (Germany)                                  32,500      16,318,218
  Manufacturer of plant and machinery equipment                    ------------
                                                                   $225,653,449
                                                                   ------------
PAPER AND FOREST PRODUCTS - 2.7%
Fort James Corporation                                  800,000    $ 30,600,000
  Producer of paper and related products
The Mead Corporation                                  1,200,000      33,600,000
  Manufacturer of paper, lumber, and
  wood products
Union Camp Corporation                                  500,000      26,843,750
  Producer of paper products, building                             ------------
  materials, and chemicals                                         $ 91,043,750
                                                                   ------------
PUBLISHING - 0.7%
Gannett Company, Inc.                                   400,000    $ 24,725,000
  Newspapers; radio and television broadcasting                    ------------

REAL ESTATE INVESTMENT TRUSTS - 0.4%
Security Capital USRealty Trust                       1,000,000    $ 14,200,000
  Diversified investor in real estate companies                    ------------

RETAIL TRADE - 2.3%
May Department Stores Company                           400,000    $ 21,075,000
  Department store operator
J.C. Penney Company, Inc.                               306,000      18,455,625
  Operator of retail department stores and
  drugstores; insurance
Tesco plc (UK)                                        1,478,000      11,961,942
  Food retailer
Wal-Mart Stores, Inc.                                   650,000      25,634,375
  Discount retailer                                                ------------
                                                                   $ 77,126,942
                                                                   ------------
STEEL - 0.6%
Allegheny Teledyne Inc.                                 800,000    $ 20,700,000
  Manufacturer of specialty metals and aviation                    ------------
  and electronics products

TRANSPORTATION - 0.5%
Norfolk Southern Corporation                            600,000    $ 18,487,500
  Railroad holding company                                         ------------

TOTAL COMMON STOCKS
  (Cost: $2,340,552,810)                                         $3,195,736,646

                                                                 --------------

----------
See footnotes on page 23.

Tri-Continental Corporation


Portfolio of Investments (continued)                    December 31, 1997
                                                     Prin. Amt.       Value
                                                    -----------    ------------
US GOVERNMENT SECURITIES - 4.2%
USTreasury Notes, 6 1/4%, 4/30/2001                 $15,000,000    $ 15,239,070
USTreasury Notes, 5 3/4%, 11/30/2002                 35,000,000      35,043,785
USTreasury Notes, 5 7/8%, 2/15/2004                  40,000,000      40,375,040
USTreasury Notes, 6 1/4%, 2/15/2007                  50,000,000      51,625,050
                                                                   ------------
TOTAL US GOVERNMENT SECURITIES
  (Cost: $141,719,531)                                             $142,282,945
                                                                   ------------
CORPORATE BONDS - 0.6%
AUTOMOTIVE AND RELATED - 0.3%
Ford Motor Credit Corp., 6 1/2%, 2/28/2002           10,000,000    $ 10,080,470
                                                                   ------------
COMMUNICATIONS - 0.3%
TCI Communications Inc., 8%, 8/1/2005                10,000,000    $ 10,715,460
                                                                   ------------
TOTAL CORPORATE BONDS
  (Cost: $20,006,300)                                              $ 20,795,930
                                                                   ------------
CONVERTIBLE BONDS - 0.1%
  (Cost: $3,500,000)

FINANCE AND INSURANCE - 0.1%
LibLife International (UK), 6 1/2%, 9/30/2004         3,500,000    $  4,103,778
                                                                   ------------
TRI-CONTINENTAL FINANCIAL DIVISION++ - 0.5%
  (Cost: $17,034,739)                                              $ 17,244,952
                                                                   ------------
SHORT-TERM HOLDINGS - 1.1%
  (Cost: $37,700,000)                                              $ 37,700,000
                                                                   ------------
TOTAL INVESTMENTS - 99.7%
  (Cost: $2,560,513,380)                                         $3,417,864,251

OTHER ASSETS LESS LIABILITIES - 0.3%                                 11,588,669
                                                                   ------------
NET INVESTMENT ASSETS - 100.0%                                   $3,429,452,920

                                                                 ==============

----------
 *  Non-income producing security.
 ++ Restricted securities.
Descriptions of companies have not been audited by Deloitte and Touche LLP. See Notes to Financial Statements.

Tri-Continental Corporation


Statement of Assets and Liabilities December 31, 1997

Assets:

Investments at value:
 Common stocks (cost -- $2,340,552,810) .......  $3,195,736,646
 US Government securities
  (cost -- $141,719,531) ......................     142,282,945
 Corporate bonds (cost -- $20,006,300) ........      20,795,930
 Tri-Continental Financial Division
   (cost -- $17,034,739) ......................      17,244,952
 Convertible issues (cost -- $3,500,000) ......       4,103,778
 Short-term holdings (cost -- $37,700,000) ....      37,700,000  $3,417,864,251
                                                 --------------

Cash ..........................................                      32,915,071
Receivable for dividends and interest .........                      10,817,073
Receivable for securities sold ................                       1,701,351
Investment in, and expenses prepaid to,
  stockholder service agent ...................                         441,778
Other .........................................                       1,097,050
                                                                 --------------
Total Assets ..................................                  $3,464,836,574
                                                                 --------------
Liabilities:
Payable for securities purchased ..............                    $ 31,701,053
Dividends payable .............................                         470,463
Accrued expenses, taxes, and other ............                       3,212,138
                                                                   ------------
Total Liabilities .............................                    $ 35,383,654
                                                                   ------------
Net Investment Assets .........................                  $3,429,452,920
Preferred Stock, at $50 par value .............                      37,637,000
                                                                 --------------
Net Assets for Common Stock ...................                  $3,391,815,920
                                                                 ==============
Net Assets per Share of Common Stock
  (market value--$26.6875) ....................                    $      32.06
                                                                   ============
Statement of Capital Stock and Surplus December 31, 1997

Capital Stock:
  $2.50 Cumulative Preferred Stock,
  $50 par value, asset coverage per
  share -- $4,555.96 Shares authorized
  -- 1,000,000; issued and
  outstanding -- 752,740 ......................                    $ 37,637,000
  Common Stock, $.50 par value:
  Shares authorized -- 129,000,000; issued
  and outstanding -- 105,796,914 ..............                      52,898,457

Surplus:
 Capital surplus ..............................                   2,286,719,552
 Accumulated net investment loss ..............                        (339,509)
 Undistributed net realized gain ..............                     195,203,642
 Net unrealized appreciation of investments ...                     865,108,232
 Net unrealized depreciation on
  translation of assets and liabilities
  denominated in foreign currencies* ..........                      (7,774,454)
                                                                   ------------
                                                                 $3,429,452,920
                                                                 ==============

----------
* Includes net unrealized depreciation on translation of investments denominated in foreign currencies of $7,757,361.
See Notes to Financial Statements.

Tri-Continental Corporation


Statement of Operations For the Year Ended December 31, 1997

Investment Income:
 Dividends ....................................     $65,021,562
 Interest .....................................      13,208,997
                                                    -----------

Total Investment Income (net of foreign taxes
  withheld of $712,163) .......................                    $ 78,230,559

Expenses:
 Management fee ...............................     $13,151,570
 Stockholder account and registrar services ...       3,405,670
 Stockholder reports and communications .......         989,182
 Custody and related services .................         925,000
 Stockholders' meeting ........................         322,491
 Auditing and legal fees ......................         293,125
 Directors' fees and expenses .................         228,216
 Registration .................................          84,814
 Miscellaneous ................................         118,070
                                                    -----------
Total Expenses ................................                      19,518,138
                                                                   ------------
Net Investment Income .........................                    $ 58,712,421*
Net Realized and Unrealized Gain (Loss)
 On Investments and Foreign
 Currency Transactions:
 Net realized gain on investments .............    $463,458,808
 Net realized loss from foreign
  currency transactions .......................      (6,633,164)
 Net change in unrealized appreciation
  of investments ..............................     210,948,617
 Net change in unrealized appreciation
  on translation of assets and liabilities
  denominated in foreign currencies ...........      (9,609,797)
                                                   ------------
Net Gain on Investments and Foreign
 Currency Transactions ........................                     658,164,464
                                                                   ------------
Increase in Net Investment Assets
 From Operations ..............................                    $716,876,885
                                                                   ============

----------
* Net investment income available for Common Stock is $56,902,487, which is net of Preferred Stock dividends of $1,881,850, and includes a portion of the net realized gain from foreign currency transactions of $71,916, which is taxable as ordinary income.
See Notes to Financial Statements.

Tri-Continental Corporation


Statements of Changes in Net Investment Assets

                                                        Year Ended December 31,
                                                  -----------------------------------
                                                       1997                1996
                                                  ---------------     ---------------
Operations:
Net investment income ........................    $    58,712,421     $    61,661,375
Net realized gain on investments .............        463,458,808         273,265,510
Net realized loss from foreign currency
  transactions ...............................         (6,633,164)           (122,163)
Net change in unrealized appreciation
  of investments .............................        210,948,617         163,203,213
Net change in unrealized appreciation on
  translation of assets and liabilities
  denominated in foreign currencies ..........         (9,609,797)         (1,863,034)
                                                  ---------------     ---------------
Increase in Net Investment
  Assets from Operations .....................    $   716,876,885     $   496,144,901
                                                  ---------------     ---------------
Distributions to Stockholders:
Net investment income:
  Preferred Stock (per share: $2.50 and $2.50)    $    (1,881,850)    $    (1,881,850)
  Common Stock (per share: $.60 and $.66) ....        (58,603,778)        (59,457,756)
                                                  ---------------     ---------------
                                                  $   (60,485,628)    $   (61,339,606)

Net realized gain on investments:
  Common Stock (per share: $3.447 and $2.722)        (338,654,348)       (246,856,282)
                                                  ---------------     ---------------
Decrease in Net Investment Assets
  from Distributions .........................    $  (399,139,976)    $  (308,195,888)
                                                  ---------------     ---------------
Capital Share Transactions:
Value of shares of Common Stock issued
  at market price in gain distributions
  (9,018,136 and 7,302,117 shares) ...........    $   240,732,759     $   177,343,090
Value of shares of Common Stock issued
  for investment plans (1,805,903 and
  2,026,442 shares) ..........................         48,297,075          49,236,168
Cost of shares purchased for investment plans
  (1,864,646 and 2,017,316 shares) ...........        (49,978,136)        (48,673,006)
Net proceeds from issuance of shares of
  Common Stock upon exercise of
  Warrants (647 and 13,447 shares) ...........                989              22,301
                                                  ---------------     ---------------
Increase in Net Investment Assets
  from Capital Share Transactions ............    $   239,052,687     $   177,928,553
                                                  ---------------     ---------------
Increase in Net Investment Assets ............    $   556,789,596     $   365,877,566

Net Investment Assets:
Beginning of year ............................      2,872,663,324       2,506,785,758
                                                  ---------------     ---------------
End of Year (including accumulated net
  investment loss and undistributed net
  investment income of $(339,509) and
  $1,361,782, respectively) ..................    $ 3,429,452,920     $ 2,872,663,324
                                                  ===============     ===============

----------
See Notes to Financial Statements.

Tri-Continental Corporation

Notes to Financial Statements

1. Significant Accounting Policies -- The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Corporation:

      a. Security Valuation -- Investments in stocks, bonds, limited partnership interests, and short-term holdings maturing in more than 60 days are valued at current market values or, in their absence, fair value determined in accordance with procedures approved by the Board of Directors. Securities traded on national exchanges are valued at last sales prices or, in their absence and in the case of over-the-counter securities, at the mean of bid and asked prices. Short-term holdings maturing in 60 days or less are valued at amortized cost.

      b. Foreign Currency Transactions -- The books and records of the Corporation are maintained in US dollars. The market value of investment securities, other assets and liabilities denominated in foreign currencies are translated into US dollars at the daily rate of exchange as reported by a pricing service. Purchases and sales of investment securities, income, and expenses are translated into US dollars at the rate of exchange prevailing on the respective dates of such transactions.

                  The Corporation separates that portion of the results of
            operations resulting from changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held in the portfolio. Similarly, the Corporation separates the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the period.

      c. Forward Currency Contracts -- The Corporation may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, or other amounts receivable or payable in foreign currency. A forward contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Certain risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts. The contracts are valued daily at current exchange rates and any unrealized gain or loss is included in net unrealized appreciation or depreciation on translation of assets and liabilities denominated in foreign currencies and forward currency contracts. The gain or loss, if any, arising from the difference between the settlement value of the forward contract and the closing of such contract is included in net realized gain or loss from foreign currency transactions.

      d. Federal Taxes -- There is no provision for federal income tax. The Corporation has elected to be taxed as a regulated investment company and intends to distribute substantially all taxable net income and net gain realized.

      e. Security Transactions and Related Investment Income -- Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial statements and federal income tax purposes. Dividends receivable and payable are recorded on ex-dividend dates, except that certain dividends from foreign securities where the ex-dividend dates may have passed are recorded as soon as the Corporation is informed of the dividend. Interest income is recorded on the accrual basis.

      f. Distributions to Stockholders -- The treatment for financial statement purposes of distributions made during the year from net investment income or net realized gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or capital gain, and the recharacterization of foreign exchange gains or losses to either ordinary income or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net investment assets based on their ultimate characterization for federal income tax purposes. Any such reclassification will have no effect on net assets, results of operations, or net asset value per share of the Corporation.

Tri-Continental Corporation

2. Automatic Dividend Investment and Cash Purchase Plans -- Under the Corporation's Charter, dividends on the Common Stock cannot be declared unless net assets, after such dividends and dividends on Preferred Stock, equal at least $100 per share of Preferred Stock outstanding. The Preferred Stock is subject to redemption at the Corporation's option at any time on 30 days' notice at $55 per share (or a total of $41,400,700 for the shares outstanding) plus accrued dividends, and entitled in liquidation to $50 per share plus accrued dividends.

      The Corporation, in connection with its Automatic Dividend Investment and Cash Purchase Plan and other Stockholder plans, acquires and issues shares of its own Common Stock, as needed, to satisfy Plan requirements. For the year ended December 31, 1997, 1,864,646 shares were purchased from Plan participants at a cost of $49,978,136, which represented a weighted average discount of 18.14% from the net asset value of those acquired shares. A total of 1,805,903 shares were issued to Plan participants during the year for proceeds of $48,297,075, a discount of 17.50% from the net asset value of those shares.

      At December 31, 1997, 231,842 shares of Common Stock were reserved for issuance upon exercise of 14,436 Warrants, each of which entitled the holder to purchase 16.06 shares of Common Stock at $1.40 per share. Assuming the exercise of all Warrants outstanding at December 31, 1997, net investment assets would have increased by $324,579 and the net asset value of the Common Stock would have been $31.99 per share. The number of Warrants exercised during the years 1997 and 1996 was 44 and 929, respectively.

3. Purchases and Sales of Securities -- Purchases and sales of portfolio securities, excluding USGovernment obligations and short-term investments, amounted to $2,475,589,211 and $2,491,636,694, respectively; purchases and sales of USGovernment obligations amounted to $245,907,031 and $105,938,281, respectively. At December 31, 1997, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes, and the tax basis gross unrealized appreciation and depreciation of portfolio securities, including the effects of foreign currency translations, amounted to $879,986,666 and $22,635,795, respectively.

4. Short-Term Investments -- At December 31, 1997, the Corporation owned short-term investments which matured in less than seven days.

5. Management Fee, Administrative Services, and Other Transactions -- J. & W. Seligman & Co. Incorporated (the "Manager") manages the affairs of the Corporation and provides or arranges for the necessary personnel and facilities. Seligman Henderson Co. (the "Subadviser"), an entity owned 50% each by the Manager and Henderson plc, supervises and directs all or a portion of the Corporation's foreign investments.For this service, the Subadviser receives a fee from the Manager, payable monthly. Compensation of all officers of the Corporation, all directors of the Corporation who are employees or consultants of the Manager, and all personnel of the Corporation and the Manager is paid by the Manager or by Henderson plc. The Manager receives a fee, calculated daily and payable monthly, equal to a percentage of the Corporation's daily net assets at the close of business on the previous business day. The management fee rate is calculated on a sliding scale of 0.45% to 0.375%, based on average daily net assets of all the investment companies managed by the Manager. The management fee for the year ended December 31, 1997, was equivalent to an annual rate of 0.40% of the average daily net assets of the Corporation.

      Seligman Data Corp., owned by the Corporation and certain associated investment companies, charged the Corporation at cost $3,373,098 for stockholder account services. The Corporation's investment in Seligman Data Corp. is recorded at a cost of $43,681.

      Certain officers and directors of the Corporation are officers or directors of the Manager, the Subadviser, and/or Seligman Data Corp.

Tri-Continental Corporation

      The Corporation has a compensation arrangement under which directors who receive fees may elect to defer receiving such fees. Interest is accrued on the deferred balances. The annual cost of such fees and interest is included in directors' fees and expenses, and the accumulated balance thereof at December 31, 1997, of $487,734 is included in other liabilities. Deferred fees and the related accrued interest are not deductible for federal income tax purposes until such amounts are paid.

6. Restricted Securities -- At December 31, 1997, the Tri-Continental Financial Division of the Corporation was comprised of three investments that were purchased through private offerings and cannot be sold without prior registration under the Securities Act of 1933 or pursuant to an exemption therefrom. These investments are valued at fair value as determined in accordance with procedures approved by the Board of Directors of the Corporation. The acquisition dates of investments in the limited partnerships, along with their cost and values at December 31, 1997, are as follows:

               Investments           Acquisition Date(s)       Cost         Value
                                    ---------------------  ------------  -----------
Water Street Corporate Recovery
  Fund I, L.P.                       10/9/90 to 8/22/97    $   234,509   $   234,509
WCAS Capital Partners II, L.P.       12/11/90 to 9/5/97      7,367,379     6,728,259
Whitney Subordinated Debt Fund, L.P. 7/12/89 to 12/10/97     9,432,851    10,282,184
                                                           -----------   -----------
Total                                                      $17,034,739   $17,244,952
                                                           ===========   ===========


7. Quarterly Results of Operations -- Following is a summary of unaudited quarterly results of operations, in thousands of dollars except for per share amounts:

                                    For Quarters Ended in the Year 1997
                                 ------------------------------------------
                                  March 31   June 30    Sept. 30   Dec. 31
                                  --------   --------   --------   -------
Total investment income ........  $ 18,802   $ 18,929   $ 18,394   $ 22,106
Net investment income for
  Common Stock .................  $ 13,753   $ 13,716   $ 12,936   $ 16,426
  Per Common share .............  $   0.14   $   0.14     $ 0.13   $   0.17
Net realized and unrealized
  investment gain (loss) .......  $ 35,560   $433,804   $251,385   $(62,585)
  Per Common share .............  $   0.37   $   4.49   $   2.54   $  (0.63)

                                    For Quarters Ended in the Year 1996
                                 ------------------------------------------
                                  March 31    June 30   Sept. 30   Dec. 31
                                  ---------   --------  ---------  --------
Total investment income ........  $ 17,998   $ 22,596   $ 20,659   $ 17,294
Net investment income for
 Common Stock ..................  $ 13,578   $ 17,969   $ 15,951   $ 12,282
 Per Common share ..............  $   0.15   $   0.20   $   0.18   $   0.13
Net realized and unrealized
 investment gain ...............  $151,454   $ 74,655   $ 53,426   $154,949
 Per Common share ..............  $   1.68   $   0.83   $ $ 0.59   $   1.72

Tri-Continental Corporation


Financial Highlights

      The Corporation's financial highlights are presented below. "Per share operating performance" data is designed to allow investors to trace the operating performance, on a per Common share basis, from the beginning net asset value to the ending net asset value, so that investors can understand what effect the individual items have on their investment, assuming it was held throughout the period. Generally, the per share amounts are derived by converting the actual dollar amounts incurred for each item, as disclosed in the financial statements, to their equivalent per Common share amounts.

      "Total investment return" measures the Corporation's performance assuming that investors purchased shares of the Corporation at the market value or net asset value as of the beginning of the period, invested dividends and capital gains paid, as provided for in the Corporation's Prospectus and Automatic Dividend Investment and Cash Purchase Plan, and then sold their shares at the closing market value or net asset value per share on the last day of the period. The computations do not reflect any sales commissions investors may incur in purchasing or selling shares of the Corporation.

      "Average commission rate paid" represents the average commission paid by the Corporation to purchase or sell portfolio securities. It is determined by dividing the total commission dollars paid by the number of shares purchased and sold during the period for which commissions were paid. This rate is provided for periods beginning January 1, 1996.

      The ratios of expenses and net investment income to average net investment assets and to average net assets for Common Stock, for the years presented do not reflect the effect of dividends paid to Preferred Stockholders.

                                                              Year Ended December 31,
                                           ------------------------------------------------------------
                                             1997         1996         1995         1994         1993
                                           --------     --------     --------     --------     --------
Per Share Operating Performance:

Net Asset Value,
 Beginning of Year ....................    $  29.28     $  27.58     $  23.70     $  27.49     $  28.03
                                           --------     --------     --------     --------     --------
Net investment income .................         .60          .68          .74          .83          .83
Net realized and unrealized
 investment gain (loss) ...............        6.94         4.84         6.14        (1.69)        1.46
Net realized and unrealized gain (loss)
 from foreign currency transactions ...        (.17)        (.02)         .03          .02           --
                                           --------     --------     --------     --------     --------
Increase (Decrease) from
 Investment Operations ................        7.37         5.50         6.91         (.84)        2.29
Dividends paid on Preferred Stock .....        (.02)        (.02)        (.02)        (.03)        (.03)
Dividends paid on Common Stock ........        (.60)        (.66)        (.73)        (.79)        (.80)
Distribution from net gain realized ...       (3.45)       (2.72)       (2.01)       (1.90)       (1.80)
Issuance of Common Stock
 in gain distributions ................        (.52)        (.40)        (.27)        (.23)        (.19)
Issuance of Common Stock
 upon Warrant exercise ................          --           --           --           --         (.01)
                                           --------     --------     --------     --------     --------
Net Increase (Decrease)
 in Net Asset Value ...................        2.78         1.70         3.88        (3.79)        (.54)
                                           --------     --------     --------     --------     --------
Net Asset Value,
 End of Year ..........................    $  32.06     $  29.28     $  27.58     $  23.70     $  27.49
                                           ========     ========     ========     ========     ========
Adjusted Net Asset Value,
  End of Year* ........................    $  31.99     $  29.22     $  27.52     $  23.65     $  27.42
Market Value, End of Year .............    $26.6875     $ 24.125     $ 22.625     $ 19.875     $  23.75

----------
See footnotes on page 31.

Tri-Continental Corporation

                                                                     Year Ended December 31,
                                             -----------------------------------------------------------------------
                                               1997           1996           1995           1994            1993
                                             ----------     ----------     ----------     ----------      ----------
Total Investment Return:

Based upon market value .................         27.96%         21.98%         27.95%         (5.07)%          3.47%
Based upon net asset value ..............         26.65%         21.45%         30.80%         (2.20)%          8.95%

Ratios/Supplemental Data:
Expenses to average net investment assets           .60%           .62%           .63%           .64%            .66%
Expenses to average net assets for
  Common Stock ..........................           .60%           .63%           .64%           .65%            .67%
Net investment income to
  average net investment assets .........          1.80%          2.27%          2.71%          3.08%           2.88%
Net investment income to average
  net assets for Common Stock ...........          1.82%          2.31%          2.75%          3.14%           2.94%
Portfolio turnover rate .................         83.98%         53.96%         62.28%         70.38%          69.24%
Average commission rate paid ............        $.0385         $.0478
Net Investment Assets,
  End of Year (000s omitted):
  For Common Stock ......................    $3,391,816     $2,835,026     $2,469,149     $1,994,098      $2,166,212
  For Preferred Stock ...................        37,637         37,637         37,637         37,637          37,637
                                             ----------     ----------     ----------     ----------      ----------
Total Net Investment Assets .............    $3,429,453     $2,872,663     $2,506,786     $2,031,735      $2,203,849
                                             ==========     ==========     ==========     ==========      ==========

----------
* Assumes the exercise of outstanding warrants.
See Notes to Financial Statements.

Tri-Continental Corporation


Report of Independent Auditors


The Board of Directors and Security Holders,
Tri-Continental Corporation:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, and the statement of capital stock and surplus of Tri-Continental Corporation as of December 31, 1997, the related statements of operations for the year then ended and of changes in net investment assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Corporation's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the Corporation's custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Tri-Continental Corporation as of December 31, 1997, the results of its operations, the changes in its net investment assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.


DELOITTE & TOUCHE LLP
New York, New York
January 30, 1998

PART C. OTHER INFORMATION


Item 24.        Financial Statements and Exhibits

     1. Financial Statements:

     Part A: Financial Highlights for the ten years ended December 31, 1997; Table for the ten years ended December 31, 1997 under the caption "Senior Securities - $2.50 Cumulative Preferred Stock."

     Part B: The required financial statements are included in the Corporation's 1997 Annual Report, which is incorporated by reference into the Statement of Additional Information. These statements include: Portfolio of Investments at December 31, 1997; Statement of Assets and Liabilities at December 31, 1997; Statement of Capital Stock and Surplus, December 31, 1997; Statement of Operations for the year ended December 31, 1997; Statements of Changes in Net Investment Assets for the years ended December 31, 1997 and 1996; Notes to Financial Statements; Financial Highlights for the five years ended December 31, 1997; Report of Independent Auditors.


2. Exhibits: All Exhibits have been previously filed and are incorporated herein except those marked with an asterisk (*) which are filed herewith.

a.   Amended and Restated Charter of Registrant.*

b. Restated By-laws of the Registrant. (Incorporated by Reference to Registrant's Form N-2 filed on April 23, 1997).


d(1) Specimen certificates of Common Stock. (Incorporated by Reference to Registrant's Post-Effective Amendment #1 filed on March 6, 1981.)

d(2) Specimen certificates of $2.50 Cumulative Preferred Stock. (Incorporated by
     Reference to Registrant's Post-Effective Amendment #1 filed on March 6, 1981.)

d(3) Specimen of Warrant of the Registrant. (Incorporated by Reference to Registrant's Post-Effective Amendment #1 filed on March 6, 1981.)

d(4) Form of Subscription Certificate - Subscription Right for shares of Common
     Stock. (Incorporated by Reference to Registrant's Registration Statement filed on September 17, 1992.)

d(5) The Registrant's Charter is the constituent instrument defining the rights of the $2.50 Cumulative Preferred Stock, par value $50, and the Common Stock of the Registrant. A copy of the Charter as now in effect is filed as Exhibit "a" to this Registration Statement.

e. Registrant's Automatic Dividend Investment and Cash Purchase Plan is set forth in Registrant's prospectus which is filed as Part A of this Registration Statement.

g(1) Amended Management Agreement between Registrant and J. & W. Seligman & Co.
     Incorporated. (Incorporated by Reference to Registrant's Registration Statement filed April 13, 1995.)

i(1) Matched Accumulation Plan of J. & W. Seligman & Co. Incorporated.
     (Incorporated by reference to Exhibit 7 of Post-Effective Amendment No. 21 to the Registration Statement of Seligman Frontier Fund, Inc. (No. 2-92487), filed on January 28, 1997.)

i(2) Deferred Compensation Plan for Directors of Tri-Continental Corporation.*


j. Form of Custodian Agreement between Registrant and Investors Fiduciary Trust Company. (Incorporated by Reference to Registrant's Form N-2 filed on April 23, 1997.)



l.   Opinion and Consent of Counsel.*


n.   Consent of Independent Auditors.*


q(1) The Seligman Roth/Traditional IRA Information Kit.*


q(2) The Seligman Simple IRA Plan documents for employers (Incorporated by reference to Exhibit 14 of Pre- Effective Amendment No. 2 to the Registration Statement of Seligman Value Fund Series, Inc. (No. 333-20621), filed on April 17, 1997.)

q(3) The Seligman Simple IRA Plan Agreement and Disclosure Statement for participants. (Incorporated by reference to Exhibit 14 of Pre-Effective Amendment No. 2 to the Registration Statement of Seligman Value Fund, Series (No. 333-20621), filed on April 17, 1997.)


q(4) Qualified Plan and Trust Basic Plan Document.*

q(5) Flexible Standardized 401(k) Profit Sharing Plan Adoption Agreement.*

q(6) Flexible Nonstandardized Safe Harbor 401(k) Profit Sharing Plan Adoption
     Agreement.*


r. Financial Data Schedule meeting the requirements of Rule 483 under the Securities Act of 1933.*

 Other Exhibits:         Power of Attorney*


Item 25.        Marketing Arrangements: Not Applicable

Item 26.        Other Expenses of Issuance and Distribution:
                Registration fees                            $13,193.45
                NYSE listing fees                                -0-
                Registrar fees                                   -0-
                Legal fees                                       -0-
                Accounting fees                                  -0-
                Miscellaneous (mailing, etc.)                    -0-

Item 27.        Persons Controlled by or Under Common Control with Registrant:
                Seligman Data Corp., a New York Corporation, is owned by the Registrant and certain associated investment companies. The Registrant's investment in Seligman Data Corp. is recorded at a cost of $43,681.


Item 28.        Number of Holders of Securities
                As of March 31, 1998:

               Title of Class                Number of Recordholders
               $2.50 Cumulative Preferred              630
               Common Stock                         43,714
               Warrants                                147

Item 29.        Indemnification:

                Reference is made to the provisions of Article Eleventh of Registrant's Amended and Restated Charter filed as an exhibit to this Registration Statement and Article II, Section 14 of Registrant's Restated By-laws filed as an exhibit to the Registration Statement filed on April 23, 1997.

                Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised by the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 30.        Business and Other Connections of Investment Adviser: J. & W.
                Seligman & Co. Incorporated, a Delaware corporation ("Manager"), is the Registrant's investment manager. The Manager also serves as investment manager to seventeen associated investment companies. They are Seligman Capital Fund, Inc., Seligman Cash Management Fund, Inc., Seligman Common Stock Fund, Inc., Seligman Communications and Information Fund, Inc., Seligman Frontier Fund, Inc., Seligman Growth Fund, Inc., Seligman Henderson Global Fund Series, Inc., Seligman High Income Fund Series, Seligman Income Fund, Inc., Seligman Municipal Fund Series, Inc., Seligman Municipal Series Trust, Seligman New Jersey Municipal Fund, Inc., Seligman Pennsylvania Municipal Fund Series, Seligman Portfolios, Inc., Seligman Quality Municipal Fund, Inc., Seligman Select Municipal Fund, Inc., and Seligman Value Fund Series, Inc.


                The Manager has an advisory service division which provides investment management or advice to private clients. The list required by this Item 28 of officers and directors of the Manager, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV, filed by the Manager, pursuant to the Investment Advisers Act of 1940 (SEC File No. 801-15798) which was filed on March 31, 1998.


Item 31.        Location of Accounts and Records:


        Custodian:      Investors Fiduciary Trust Company
                        801 Pennsylvania
                        Kansas City, Missouri 64105


                             and

                        Tri-Continental Corporation
                        100 Park Avenue
                        New York, New York  10017





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





Item 32. Management Services: Seligman Data Corp. ("SDC"), the Registrant's shareholder service agent, has an agreement with First Data Investor Services Group ("FDISG") pursuant to which FDISG provides a data processing system for certain shareholder accounting and recordkeeping functions performed by SDC, which commenced in July 1990. For the last three years ended December 31, 1997, the approximate cost of these services on a yearly basis were as follows:

                                            1997              1996       1995
                                            ----              ----       -----
        Tri-Continental Common Stock       $243,200        $249,000   $252,000
        Tri-Continental Preferred Stock       3,800           3,900      3,900
        Tri-Continental Warrants                900           1,100      1,100



Item 33.        Undertakings:

                I. The Registrant undertakes to suspend the offering of shares until the prospectus is amended if (1) subsequent to the effective date of its registration statement, the net asset value declines more than ten percent from its net asset value as of the effective date of the registration statement.

                II. The Registrant undertakes:

                (a) to file, during any period in which offers or sales are being made, a post-effective amendment to the registration statement:

                    (1) to include any prospectus required by Section 10(a)(3) of the 1933 Act;

                    (2) to reflect in the prospectus any facts or events after the effective da te of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and

                    (3) to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

                (b) that, for the purpose of determining any liability under the
                    1933 Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof.

                III. The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery within two business days of receipt of a written or oral request, the Registrant's Statement of Additional Information.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and/or the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on the 16th day of April, 1998.

                                         TRI-CONTINENTAL CORPORATION
                                                 (Registrant)



                                         By:  /s/ William C. Morris
                                           -----------------------------------
                                             William C. Morris, Chairman of
                                             the Board*



          Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on April 16, 1998.


        Signature                               Title

/s/ William C. Morris                Chairman of the Board
------------------------------
William C. Morris*                   (Principal executive officer) and Director

/s/Brian T. Zino                     Director and President
------------------------------
Brian T. Zino


/s/ Thomas G. Rose                    Treasurer
------------------------------
Thomas G. Rose


John R. Galvin, Director        )
Alice S. Ilchman, Director      )
Frank A. McPherson, Director    )
John E. Merow, Director         )
Betsy S. Michel, Director       )             /s/Brian T. Zino
                                             ------------------------------
James C. Pitney, Director       )            * Brian T. Zino, Attorney-in-fact
James Q. Riordan, Director      )
Richard R. Schmaltz, Director   )
Robert L. Shafer, Director      )
James N. Whitson, Director      )






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



                          TRI-CONTINENTAL CORPORATION

                                 EXHIBIT INDEX



Form N-2 Item No.       Description

24.2.a                  Amended and Restated Charter

24.2.i(2)               Deferred Compensation Plan

24.2.1                  Opinion and Consent of Counsel

24.2.n                  Consent of Independent Auditors

24.2.q(1)               Seligman Roth/Traditional IRA Information Kit

24.2.q(4)               Qualified Plan and Trust Basic Plan Document

24.2.q(5)               Flexible Standardized 401(k) Profit Sharing Plan
                        Adoption Agreement

24.2.q(6)               Flexible Nonstandardized Safe Harbor 401(k) Profit
                        Sharing Plan Adoption Agreement

24.2.r                  Financial Data Schedule

Other Exhibits          Power of Attorney



                          STATEMENT OF DIFFERENCES
                          ------------------------

The copyright symbol shall be expressed as............................   'c'
The dagger symbol shall be expressed as...............................   'D'




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